    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 29, 2003.

                             SECURITIES ACT FILE NO.

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               ___________________

                                    FORM N-14
                             REGISTRATION STATEMENT
                                      UNDER
                         THE SECURITIES ACT OF 1933 [X]
                         PRE-EFFECTIVE AMENDMENT NO. [_]
                        POST-EFFECTIVE AMENDMENT NO. [_]

                         SMITH BARNEY SECTOR SERIES INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                       125 Broad Street, New York NY 10048
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
                                 (800) 451-2010
                  (REGISTRANT'S AREA CODE AND TELEPHONE NUMBER)

                                  R. JAY GERKEN
                        SMITH BARNEY FUND MANAGEMENT LLC
                                 399 Park Avenue
                               NEW YORK, NY 10022

                                 WITH COPIES TO:

                             BURTON M. LEIBERT, ESQ.
                            WILLKIE FARR & GALLAGHER
                               787 SEVENTH AVENUE
                             NEW YORK, NY 10019-6099

                            CHRISTINA T. SYDOR, ESQ.
                      c/o SMITH BARNEY FUND MANAGEMENT LLC
                      300 FIRST STAMFORD PLACE, 4/th/ Floor
                               STAMFORD, CT 06902

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: Registrant proposes that the Registration Statement become effective February 28, 2003 pursuant to Rule 488 under the Securities Act of 1933, as amended.

TITLE OF SECURITIES BEING REGISTERED: Shares of common stock ($.001 par value) of the Registrant.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, as amended, pursuant to Section 24(f) under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith because of reliance upon Section 24(f).

                        SMITH BARNEY SECTOR SERIES INC.
                        SMITH BARNEY BIOTECHNOLOGY FUND
                               125 BROAD STREET
                           NEW YORK, NEW YORK 10004

                                MARCH   , 2003

Dear Shareholders:

   You are being asked to vote on a Plan of Reorganization whereby all of the assets and liabilities of the Smith Barney Biotechnology Fund (the "Fund"), a series of Smith Barney Sector Series Inc. ("Sector Series"), would be transferred in a tax-free reorganization to Smith Barney Health Sciences Fund (the "Acquiring Fund"), also a series of Sector Series, in exchange for shares of the corresponding Class of common stock of the Acquiring Fund. If the Plan of Reorganization is approved and consummated, you would no longer be a shareholder of the Fund, but would become a holder of shares of the corresponding Class of the Acquiring Fund, which has similar investment objectives and policies to your Fund, except as described in the Proxy Statement/Prospectus.

   AFTER CAREFUL REVIEW, THE FUND'S BOARD OF DIRECTORS HAVE APPROVED THE PROPOSED REORGANIZATION. THE FUND'S BOARD OF DIRECTORS BELIEVES THAT THE PROPOSAL SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

   Your vote is important. PLEASE TAKE A MOMENT TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If you prefer, you can
fax the proxy card (both sides) to (800)        or vote by telephone by calling
(800) using the xx-digit control number located on your proxy card or vote through the Internet by going to www.[website].com using the xx-digit control number on your proxy card. The Fund may also solicit proxies from shareholders by letter, telephone and/or telegraph. Voting by fax, telephone or through the Internet will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies by telephone or through the Internet, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded. For more information, please call 1-800-451-2010.

   Whichever voting method you choose please read the full text of the accompanying Proxy Statement/Prospectus before you vote.

                                          Respectfully,

                                          /s/  R. JAY GERKEN
                                          R. Jay Gerken
                                          Chairman of the Board, President and
                                            Chief Executive Officer
                                          Smith Barney Sector Series Inc.

   WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                        SMITH BARNEY SECTOR SERIES INC.
                        SMITH BARNEY BIOTECHNOLOGY FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

   Please take notice that a Special Meeting of Shareholders (the "Special Meeting") of Smith Barney Sector Series Inc. (the "Corporation"), on behalf of its series, the Smith Barney Biotechnology Fund (the "Fund"), will be held at The Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York 10048, on April 14, 2003, at 10:00 a.m., Eastern time, for the following purposes:

PROPOSAL 1: To approve the Corporation's Plan of Reorganization providing for
            (i) the acquisition of all of the assets and liabilities of the Fund by Smith Barney Health Sciences Fund (the "Acquiring Fund"), also a series of the Corporation, (ii) the amendment of the Corporation's Charter reclassifying all shares of the Fund as shares of the Acquiring Fund, and (iii) the accomplishment of the reclassification by the issuance of shares of the Acquiring Fund to shareholders of the Fund.

PROPOSAL 2: To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

   The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

   Holders of record of shares of the Fund at the close of business on March 3, 2003 are entitled to vote at the Special Meeting and at any adjournments thereof.

   If the necessary quorum to transact business or the vote required for approving a Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's outstanding shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. For more information, please call 1-800-451-2010.

                                          By Order of the Board of Directors

                                          /s/  CHRISTINA T. SYDOR
                                          Christina T. Sydor
                                          Secretary

March   , 2003

   IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY AVOID THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                               TABLE OF CONTENTS


              GENERAL........................................  1

              PROPOSAL: APPROVAL OF PLAN OF REORGANIZATION...  4

              SYNOPSIS.......................................  4

              INVESTMENT OBJECTIVE AND POLICIES OF BOTH FUNDS  6

              INVESTMENT MANAGEMENT FEES AND EXPENSES........  8

              DISTRIBUTION OF SHARES AND OTHER SERVICES...... 12

              PURCHASE, REDEMPTION AND EXCHANGE INFORMATION.. 12

              DIVIDENDS AND OTHER DISTRIBUTIONS.............. 12

              TAX CONSEQUENCES............................... 13

              PRINCIPAL INVESTMENTS AND RISK FACTORS......... 13

              THE PROPOSED REORGANIZATION.................... 19

              REASONS FOR THE PROPOSED REORGANIZATION........ 20

              DESCRIPTION OF THE SECURITIES TO BE ISSUED..... 22

              FEDERAL INCOME TAX CONSEQUENCES................ 23

              LIQUIDATION AND TERMINATION OF FUND............ 24

              PORTFOLIO SECURITIES........................... 24

              PORTFOLIO TURNOVER............................. 24

              CAPITALIZATION AND PERFORMANCE................. 25

              ADDITIONAL INFORMATION ABOUT THE FUNDS......... 27

              INTERESTS OF CERTAIN PERSONS................... 27

              ADDITIONAL INFORMATION......................... 28

                             ADDITIONAL MATERIALS

   The following additional materials, which have been incorporated by reference into the Statement of Additional Information dated March , 2003 relating to this Prospectus/Proxy Statement and the Reorganization, will be sent to all shareholders of the Fund requesting a copy of such Statement of Additional Information.

    1. Statement of Additional Information for the Acquiring Fund dated February 28, 2003.

    2. Statement of Additional Information for the Fund dated February 28, 2003.

    3. Annual Report of the Acquiring Fund for the year ended October 31, 2002.

    4. Annual Report of the Fund for the year ended October 31, 2002.

                                  MERGER Q&A
    SMITH BARNEY BIOTECHNOLOGY FUND INTO SMITH BARNEY HEALTH SCIENCES FUND

   The enclosed materials include a combined Prospectus/Proxy Statement containing information you need to make a more informed decision. However, we thought it would also be helpful for you to have, at the start, answers to some of the important questions you might have about the proposed reorganization.

   We hope you find these explanations useful as you review your materials before voting. For more detailed information about the proposed reorganization, please refer to the enclosed combined Prospectus/Proxy Statement.

WHAT WILL HAPPEN TO MY SHARES IF THE PROPOSED REORGANIZATION IS APPROVED?

   You will become a shareholder of the Smith Barney Health Sciences Fund on or about April 17, 2003 ("Closing Date") and will no longer be a shareholder of the Smith Barney Biotechnology Fund, which will be terminated pursuant to the proposed reorganization. You will receive shares of the Smith Barney Health Sciences Fund with a total net asset value equal to the total net asset value of your investment in the Smith Barney Biotechnology Fund at the time of the transaction.

WHAT IS THE KEY REASON FOR THE FUND'S REORGANIZATION?

   Smith Barney Biotechnology Fund has been unable to attract a substantial asset base since its inception. This Fund's small size has hindered the portfolio management flexibility of its adviser and resulted in higher total annual operating expenses for its shareholders (before taking into account management fee waivers and/or voluntary expense limitations). Since the inception of the Fund, Smith Barney Fund Management LLC, ("SBFM") waived all or a portion of its fees. The proposed reorganization will create one single larger sized fund and is expected to provide shareholders of the Smith Barney Biotechnology Fund with a fund that has lower total annual operating expenses. SBFM, believes that a larger asset base could provide portfolio management benefits such as greater diversification and the ability to command more attention from brokers and underwriters.

DO THE FUNDS HAVE SIMILAR INVESTMENT OBJECTIVES AND POLICIES?

   Yes. The investment objective of both Funds is to seek long-term capital appreciation. Both Funds have substantially similar investment policies and pursue their objectives in a substantially similar manner. However, the investment practices and limitations of each Fund (and related risks) are not identical. For additional information regarding the differences between the two funds, please refer to the enclosed proxy statement.

WHAT ARE THE TAX CONSEQUENCES OF THIS PROPOSED REORGANIZATION?

   The proposed fund reorganization will generally not be a taxable event. Shareholders will not realize any capital gain or loss as a direct result of the proposed reorganization.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE SMITH BARNEY HEALTH SCIENCES FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE SMITH BARNEY BIOTECHNOLOGY FUND?

   Yes. You will continue to enjoy the same shareholder privileges, such as systematic investment, automatic cash withdrawal and dividend reinvestment, as well as access to your Service Agent.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE?

   The Directors recommend that you vote FOR the reorganization. The Directors believe the reorganization is in the best interest of the Smith Barney Biotechnology Fund and its shareholders.

WILL MY VOTE MAKE A DIFFERENCE AND HOW CAN I VOTE?

   Yes. Your vote is needed to ensure that the proposal can be acted upon. Your immediate response will help save on delays of any further solicitations for a shareholder vote. We encourage you to participate in the governance of the Fund.

   You can vote by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. Stockholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card accompanying this Proxy Statement. To vote via the Internet or by telephone, please access the website or call the toll-free number listed on your proxy card or noted in the enclosed voting instruction. To vote via the Internet or by telephone you will need the "control number" that appears on your proxy card. Stockholders can also vote in person at the meeting.


   Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

                 SUBJECT TO COMPLETION, DATED JANUARY 29, 2003
                          PROXY STATEMENT/PROSPECTUS

                               125 BROAD STREET
                           NEW YORK, NEW YORK 10004
                                (800) 451-2010
                                MARCH   , 2003

   RELATING TO THE ACQUISITION BY SMITH BARNEY HEALTH SCIENCES FUND (THE "ACQUIRING FUND"), A SERIES OF SMITH BARNEY SECTOR SERIES INC. ("SECTOR SERIES"), OF THE ASSETS OF SMITH BARNEY BIOTECHNOLOGY FUND (THE "FUND"), ALSO A SERIES OF SECTOR SERIES.

                                    GENERAL

   This Proxy Statement/Prospectus is furnished to shareholders of the Fund in connection with a proposed reorganization in which all of the assets of the Fund would be acquired by the Acquiring Fund, in exchange solely for voting shares of the corresponding class of shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Fund (collectively, the "Reorganization"). The Reorganization will be accomplished pursuant to an amendment to the Sector Series' Charter that will reclassify shares of the Fund into shares of the Acquiring Fund. As a result of the Reorganization, each shareholder of the Fund would receive that number of full and fractional shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Fund held as of the close of business on the Closing Date (as defined herein). Shareholders of the Fund are being asked to vote on a Plan of Reorganization pursuant to which such transactions, as described more fully below, would be consummated.

   This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Acquiring Fund, see the prospectus for the Acquiring Fund, dated February 28, 2003, as supplemented from time to time, which is included herewith and incorporated herein by reference. This Proxy Statement/Prospectus is also accompanied by the Acquiring Fund's annual report to shareholders for the year ended October 31, 2002 which is included herewith and incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Fund, see the prospectus for the Fund, dated February 28, 2003, as supplemented from time to time, the annual report to shareholders for the year ended October 31, 2002 which is incorporated herein by reference and a copy of which may be obtained without charge by writing to Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004, or by calling toll-free (800) 451-2010. A Statement of Additional
Information of the Fund and the Acquiring Fund dated March   , 2003 containing
additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Statement of Additional Information is available upon request and without charge by writing to or calling Smith Barney Mutual Funds at the address or phone number listed above. Shareholder inquiries regarding the Fund or the Acquiring Fund may also be made by calling the phone number listed above or call your service agent. The information contained herein concerning both Funds has been provided by, and is included herein in reliance upon, Sector Series.

   Each of the Acquiring Fund and the Fund is a non-diversified series of Sector Series, an open-end management investment company organized as a Maryland corporation. The investment objective of each Fund is to seek long-term capital appreciation by investing primarily in common stocks. The Acquiring Fund seeks to achieve its investment objective by investing at least 80% of its assets in companies doing business in the health sciences sector. The Fund seeks to achieve it objective by investing at least 80% of its assets in companies doing business in the biotechnology sector.

   In the description of the Proposal below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Fund whose proxy statement this is. The Fund and the Acquiring Fund may each be referred to as a "Fund" and may also be referred to collectively as the "Funds." In addition, in this Proxy Statement/Prospectus, for simplicity, actions are described as being taken by the Fund, although all actions are actually taken by Sector Series, on behalf of the Acquiring Fund and the Fund.

   This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about March 13, 2003 or as soon as practicable thereafter. Any shareholder of the Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of Sector Series at the address shown at the beginning of this Proxy Statement/Prospectus) or in person at the Special Meeting by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Proxy Statement.

   The presence at any shareholders' meeting, in person or by proxy, of the shareholders entitled to cast a majority of the votes shall be necessary and sufficient to constitute a quorum for the transaction of business. If the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's outstanding shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

   The Proposal requires the affirmative vote of the holders of a majority of the Fund's shares outstanding and entitled to vote thereon. Abstentions and broker non-votes will have the effect of a "no" vote on the Proposal.

   Holders of record of the shares of the Fund at the close of business on March 3, 2003 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special
Meeting. As of the Record Date, there were        shares of the Fund
outstanding.

   To the best knowledge of Sector Series, as of the Record Date, except as set forth in Annex A, no person owned beneficially more than 5% of any Class of either Fund's outstanding shares.

   As of the Record Date, less than 1% of the outstanding shares of either of the Fund and the Acquiring Fund were owned directly or beneficially by the Directors of Sector Series.

   Each of the Fund and the Acquiring Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund and a copy of any more recent semi-annual report for each of the Fund and the Acquiring Fund, without charge, by calling 800-451-2010 or writing to the Fund or the Acquiring Fund at the address shown at the beginning of this Proxy Statement/Prospectus.

                 PROPOSAL: APPROVAL OF PLAN OF REORGANIZATION

   The Board of Directors of Sector Series, on behalf of the Acquiring Fund and the Fund, including all of the Directors who are not "interested persons" of such Funds (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Non-Interested Directors"), approved on January 29, 2003, a Plan of Reorganization (the "Plan"). Subject to its approval by the shareholders of the Fund, the Plan provides for the acquisition of all of the assets and the assumption of all of the liabilities of the Fund by the Acquiring Fund and the issuance of the shares of the Acquiring Fund to the shareholders of the Fund. (The foregoing proposed transaction is referred to in this Prospectus/Proxy Statement as the "Reorganization.") The Reorganization will be accomplished pursuant to an amendment to the Charter of the Sector Series that will reclassify shares of the Fund as shares of the Acquiring Fund, substantially in the form set forth as Annex I to the Plan of Reorganization (Exhibit A). As a result of the Reorganization, each shareholder of the Fund will become a shareholder of the corresponding class of the Acquiring Fund and will hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the Closing Date (as defined below). The Closing is expected to occur on April 17, 2003, or on such later date as the parties may agree in writing (the "Closing Date").

                                   SYNOPSIS

   The following is a summary of certain information contained in this Proxy Statement/Prospectus. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the Prospectus of the Acquiring Fund, the Prospectus of the Fund and the Plan, the form of which is attached to this Proxy Statement/Prospectus as Exhibit A. Shareholders of the Fund should read this entire Proxy Statement/Prospectus carefully.

   INTRODUCTION. Like your Fund, the Acquiring Fund is managed by Smith Barney Fund Management LLC ("SBFM" or the "Manager"), an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). Each Fund's investment objective is to seek long-term capital appreciation. Moreover, the distributors, custodian, transfer agent and the sub-transfer agent of each of the Fund and the Acquiring Fund are identical. Each Fund has retained KPMG LLP as its independent auditors. However, the Fund's subadviser is Citigroup Asset Management Ltd. and the Acquiring Fund's subadviser is Citi Fund Management Inc. Each subadviser is a wholly-owned subsidiary of Citigroup Inc. ("Citigroup") and is responsible for the day-to-day management of the respective Fund's portfolio.

   If the Plan is consummated, shareholders of the Fund will become shareholders of the corresponding class of the Acquiring Fund. The Reorganization has been proposed as the Funds have identical investment objectives and substantially similar policies and the Acquiring Fund is subject to a lower total annual expense ratio (without taking into account management fee waivers and/or voluntary expense limitations). The Fund has not been successful in attracting investors and its relatively small size hampers the management of its portfolio securities and also results in a higher expense ratio than would be the case for a larger fund. After the Reorganization, shareholders of the Fund will continue to enjoy the same shareholder privileges, such as systematic investment, exchanging shares, automatic cash withdrawal and automatic dividend reinvestment, and access to professional service representatives upon becoming shareholders of the Acquiring Fund. Each of the Fund and the Acquiring Fund declares dividends from net investment income and pays distributions of net realized capital gains, if any, annually. See "Dividends and Other Distributions." It is a condition of the Reorganization that each Fund receive an opinion of independent legal counsel that the Reorganization will be tax-free. This means that shareholders should not realize any capital gain or loss as a direct result of the Reorganization.

   PROPOSED REORGANIZATION. The aggregate net asset value of each Class of voting shares of the Acquiring Fund (the "Shares") issued in exchange for the assets and liabilities attributable to the corresponding Class of the Fund will be equal to the net asset value of that Class of the Fund as of the Closing Date. Immediately following the transfer of Shares to the Fund, the Shares received by the Fund will be distributed pro rata to the shareholders of record of the Fund on the Closing Date and the shares of the Fund will be cancelled.

   For the reasons described below under "The Proposed Reorganization-Reasons for the Proposed Reorganization," the Board of Directors of Sector Series on behalf of the Fund, including the Non-Interested Directors, has concluded the following:

   . The Reorganization is in the best interests of the Fund and its shareholders; and

   . The interests of the existing shareholders of the Fund will not be diluted as a result of the Reorganization.

   ACCORDINGLY, THE DIRECTORS RECOMMEND APPROVAL OF THE PLAN. IF THE PLAN IS NOT APPROVED, THE FUND WILL CONTINUE IN EXISTENCE UNLESS THE DIRECTORS TAKE OTHER ACTION; SUCH OTHER ACTION MAY INCLUDE RESUBMITTING THE PLAN FOR SHAREHOLDER APPROVAL AND TERMINATION AND LIQUIDATION OF THE FUND.

   COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES. Both Funds have identical investment objective and substantially similar policies and restrictions. The investment objective of each Fund is to seek long-term capital appreciation. The Acquiring Fund seeks to achieve its objective by investing at least 80% of its assets in companies doing business in the health sciences sector. The Fund seeks to achieve its objective by investing at least 80% of its assets in companies doing business in the biotechnology sector. In buying and selling securities, each Fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial conditions and its industry position. The Fund compares its performance against the Dow Jones U.S. Total Market Biotechnology Index and the Morgan Stanley Capital International All-World Index, while the Acquiring Fund compares its performance against the Goldman Sachs Healthcare Index. The Fund's investment restrictions are substantially similar to those of the Acquiring Fund, except as described in this Proxy Statement/Prospectus.

   Each Fund may invest its assets without limitation in securities of foreign issuers in addition to securities of domestic issuers. Each Fund has adopted identical fundamental investment restrictions with respect to its non-diversified status; issuing senior securities; underwriting securities; industry concentration; making loans; borrowing money; purchasing or selling real estate, real estate mortgages, commodities or commodity contracts; and purchasing any illiquid securities except as permitted under the 1940 Act. Each Fund's fundamental investment restrictions may not be changed without the approval of the applicable Fund's shareholders.

   Each Fund may also invest in securities convertible into common stocks, rights to subscribe to or purchase such securities, repurchase and reverse repurchase agreements, and sponsored or unsponsored American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") and other depository receipts (collectively, "Depositary Receipts"), each in accordance with any 1940 Act or other applicable limitations. Each Fund may lend its portfolio securities and borrow money for investment purposes (i.e., "leverage" its portfolio).

In addition, each Fund may invest in securities of developing/emerging markets countries and enter into transactions in options on securities, stock index options, foreign currencies, forward foreign currency contracts, and futures contracts and related options. Investors should refer to the respective prospectuses and statements of additional information of the Fund and the Acquiring Fund for a fuller description of each Fund's investment policies and restrictions.

   The manager of both Funds believes that there are no differences between the investment policies of the Funds that would cause the sale of any securities of the Fund because of the reorganization. However, if such a sale were required, the manager would pay all costs associated with such sale.

     INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND AND THE FUND

   INVESTMENT OBJECTIVE.  Each Fund seeks long-term capital appreciation.

   KEY INVESTMENTS. Under normal circumstances the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in securities of companies principally engaged in the research, development, application, manufacture and distribution of various biotechnological and biomedical products, services and processes and related technologies.

   Under normal circumstances, the Acquiring Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in securities of companies principally engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. These companies may include, for example, pharmaceutical companies; companies involved in biotechnology, medical diagnostic, biochemical or other health care research and development; companies involved in the operation of health care facilities; and other companies involved in the design, manufacture, or sale of health care-related products or services such as medical, dental and optical products, hardware, insurance or services.

   Each Fund may invest its assets in securities of foreign issuers in addition to securities of domestic issuers. Each Fund invests primarily in companies with medium and large market capitalizations. To a lesser extent, each Fund also may invest in common stocks of companies with small market capitalizations. Medium and large market capitalization companies are those companies with market capitalizations exceeding $5 billion.

   SELECTION PROCESS. Each Fund normally invests at least 80% of its assets in companies doing business in the biotechnology or heath sciences sector, respectively. The remainder of each Fund's assets are not required to be invested in that sector. To determine whether a company is principally doing business in the applicable sector, it must meet at least one of the following tests:

   . At least 50% of its gross income or its net sales must come from activities in the sector;

   . At least 50% of its assets must be devoted to producing revenues from the sector; or

   . Based on other available information, the manager determines that the company's primary business is within the sector.

   In buying and selling securities, each Fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition and its industry position. Factors considered, among other things, include long-term growth potential, earnings estimates and quality of management.

   PRINCIPAL RISKS OF INVESTING IN THE FUNDS. Investors could lose money on their investments in the Funds, or the Funds may not perform as well as other investments, because:

   . Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

   . Foreign markets can be more volatile than the U.S. market because of increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Currency fluctuations may adversely impact each Fund's investments.

   . In the case of the Acquiring Fund, the health science industries are subject to government regulation and government approval of products and services, which could have a significant effect on price and availability, and can be significantly affected by rapid obsolescence. Lawsuits or other legal proceedings against the issuer of a security may adversely affect the issuer, the market value of the security or the Acquiring Fund's performance. The performance of the health sciences sector may differ in direction and degree from that of the overall stock market.

   . In the case of the Fund, the biotechnology industry can be adversely affected by patent considerations, intense competition, rapid technological change and obsolescence, and government regulation. Biotechnology companies can have persistent losses during a new product's transition from development to production, and revenue patterns can be erratic.

   . The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Smaller capitalized companies may involve greater risks such as limited product lines, markets and financial or managerial resources.

   . Each Fund is "non-diversified," which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent each Fund concentrates its assets in fewer issuers, a Fund will be more susceptible to negative events affecting those issuers. Each Fund's investments are spread across the sector on which it focuses. However, because those investments are limited to a comparatively narrow segment of the economy, each Fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets. This means that each Fund tends to be more volatile than other mutual funds, and the values of its portfolio investments tend to go up and down more rapidly. As a result, the value of your investment in the Funds may rise or fall rapidly.

   . The relevant subadviser's judgment about the attractiveness, growth prospects, value or potential appreciation of a particular stock may prove to be incorrect.

   WHO MAY WANT TO INVEST.  The Funds may be an appropriate investment if you:

   . are seeking to participate in the long-term growth potential of the health sciences or biotechnology industry sector

   . are seeking capital appreciation and can tolerate significant short-term volatility

   . are looking for an investment with potentially greater return but higher risk

   . are comfortable with the risks of the stock market and the special risks of foreign securities, including emerging market securities

   . currently have exposure to the stock market and can tolerate concentrated investment in a single market sector.

                    INVESTMENT MANAGEMENT FEES AND EXPENSES

   Sector Series, on behalf of the Fund and the Acquiring Fund, retains SBFM, pursuant to separate contracts as each Fund's investment manager, to oversee each Fund's investment operations and those of the subadvisers, subject to the policies established by the Board of Directors. The manager's address is 125 Broad Street, New York, New York 10004. SBFM has been in the investment counseling business since 1968 and renders investment management and administration services to a wide variety of individual, institutional and investment company clients having aggregate assets under management as of
December 31, 2002 in excess of $[      ] billion. The manager and Salomon Smith
Barney are subsidiaries of Citigroup. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

   Prior to April 1, 2001, each Fund was subadvised by Citibank, N.A., which transferred its asset management business, including investment management of each Fund to its affiliates. The subadviser of the Fund is Citigroup Asset Management Ltd., while the subadviser of the Acquiring Fund is Citi Fund Management Inc. Each subadviser is responsible for the day-to-day management of the respective Fund's portfolio. SBFM pays a sub-advisory fee to each subadviser out of the advisory fees it receives from each Fund. All expenses of the Fund, including the investment advisory fees are paid by it. Shareholders pay no direct charges or fees for investment services.

   THE ACQUIRING FUND. Under an investment management agreement, the Acquiring Fund pays SBFM a fee computed daily and paid monthly at the annual rate of 0.80% of the value of its average daily net assets. The total investment management fee incurred and paid by the Acquiring Fund for the year ended October 31, 2002 was $587,968.

   The Acquiring Fund's subadviser, Citi Fund Management Inc., is located at 100 Stamford Place, Stamford, Connecticut. The subadviser is a wholly-owned subsidiary of Citigroup. As of December 31, 2002, the subadviser had in excess
of $[      ] billion under management.

   Under a sub-advisory agreement, SBFM pays the subadviser a fee, computed daily and paid monthly, at the annual rate of 0.50% of the value of its average daily net assets. The total sub-advisory fee incurred and paid by SBFM for the year ended October 31, 2002 was $293,984.

   The Acquiring Fund's total expense ratio (total annual operating expenses as a percentage of average net assets) for each class of its shares for the fiscal year ending October 31, 2002 is set forth below under "Annual Fund Operating Expenses." SBFM projects that if the proposed Reorganization is effected, the expense ratio for each Class of the Acquiring Fund will be lower for the year ended October 31, 2003 (without taking into account management fee waivers and/or voluntary expense limitations). The actual expense ratio for the Acquiring Fund for the year ended October 31, 2003 (without taking into account management fee waivers and/or voluntary expense limitations) may be higher or lower than as set forth below, depending upon the Acquiring Fund's performance, general stock market and economic conditions, sales and redemptions of the Acquiring Fund's shares (including redemptions by former shareholders of the Fund), and other factors.

   THE FUND. Under an investment management agreement, the Fund pays SBFM a fee computed daily and paid monthly at the annual rate of 0.95% of the Fund's average daily net assets. The total investment management fees paid by the Fund for the fiscal year ended October 31, 2002 were $213,511. For the year ended October 31, 2002, SBFM waived a portion of its management fee due from the Fund in the amount of $115,501.

   The Fund's subadviser, Citigroup Asset Management Ltd. is located at Citigroup Centre, Canada Square, Canary Wharf, London, E14 5LB. As of March , 2003, the subadviser had in excess of $[ ] billion under management. Under a sub-advisory agreement, SBFM pays the subadviser a fee, computed daily and paid monthly, at the annual rate of 0.65% of the value of its average daily net assets. The total sub-advisory fee incurred and paid by SBFM for the year ended
October 31, 2002 was $      .

   The actual expenses for the Funds for the fiscal year ended October 31, 2002, and pro forma expenses following the proposed Reorganization are outlined below. As a result of the Reorganization, shareholders of the Fund will be investing in the corresponding class of the Acquiring Fund with expenses that are projected to be between 0.49% and 0.53% lower than those of the relevant class of the Fund (without taking into account Management fee waivers and/or voluntary expense limitations).

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

SMITH BARNEY HEALTH SCIENCES FUND                                  CLASS A CLASS B CLASS L CLASS Y*
---------------------------------                                  ------- ------- ------- --------
SHAREHOLDER FEES
 Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)............................  5.00%   None    1.00%    None
 Maximum deferred sales charge (load)
   (as a percentage of the lower of net asset value at purchase or
   redemption)....................................................  None**  5.00%   1.00%    None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
 Management fees..................................................  0.80%   0.80%   0.80%    0.80%
 12b-1 fees.......................................................  0.25%   1.00%   1.00%    None
 Other expenses...................................................  0.44%   0.44%   0.44%    0.44%
                                                                    ----    ----    ----     ----
TOTAL ANNUAL FUND OPERATING EXPENSES..............................  1.49%   2.24%   2.24%    1.24%
                                                                    ====    ====    ====     ====

--------
* For Class Y shares, "Other expenses" have been estimated based upon expenses incurred by Class A shares because no Class Y shares were outstanding during the most recent fiscal year.
** You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.


SMITH BARNEY BIOTECHNOLOGY FUND                                  CLASS A   CLASS B   CLASS L  CLASS Y*
-------------------------------                                 --------- --------- --------- ---------
SHAREHOLDER FEES
 Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price).........................   5.00%     None      1.00%     None
 Maximum deferred sales charge (load)
   (as a percentage of the lower of net asset value at purchase
   or redemption)..............................................   None**    5.00%     1.00%     None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
 Management fees...............................................   0.95%     0.95%     0.95%     0.95%
 12b-1 fees....................................................   0.25%     1.00%     1.00%     None
 Other expenses................................................   0.78%     0.82%     0.80%     0.78%
                                                                  ----      ----      ----      ----
TOTAL ANNUAL FUND OPERATING EXPENSES***........................   1.98%     2.77%     2.75%     1.73%
                                                                  ====      ====      ====      ====

                                                                PRO FORMA PRO FORMA PRO FORMA PRO FORMA
SMITH BARNEY HEALTH SCIENCES FUND (PRO FORMA) (UNAUDITED)        CLASS A   CLASS B   CLASS L  CLASS Y*
---------------------------------------------------------       --------- --------- --------- ---------
SHAREHOLDER FEES
 Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price).........................   5.00%     None      1.00%     None
 Maximum deferred sales charge (load)
   (as a percentage of the lower of net asset value at purchase
   or redemption)..............................................   None**    5.00%     1.00%     None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
 Management fees...............................................   0.80%     0.80%     0.80%     0.80%
 12b-1 fees....................................................   0.25%     1.00%     1.00%     None
 Other expenses................................................   0.44%     0.44%     0.44%     0.44%
                                                                  ----      ----      ----      ----
TOTAL FUND OPERATING EXPENSES..................................   1.49%     2.24%     2.24%     1.24%
                                                                  ====      ====      ====      ====

--------
* For Class Y shares, "Other expenses" have been estimated based upon expenses incurred by Class A shares because no Class Y shares were outstanding during the most recent fiscal year.
** You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
***Currently, the manager of the Acquired Fund has agreed to voluntarily waive a portion of the management fees to limit total annual fund operating expenses as indicated in the table below:

          SMITH BARNEY BIOTECHNOLOGY FUND      CLASS A CLASS B CLASS L
          -------------------------------      ------- ------- -------
          Total annual fund operating expenses  1.50%   2.25%   2.25%
                                                ====    ====    ====

   The manager may change or eliminate the management fee waiver at any time.

   EXAMPLE. These examples are intended to help you compare the cost of investing in each of the Funds. The examples assume you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume your investment has a 5% return each year and that each Fund's annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SMITH BARNEY HEALTH SCIENCES FUND                          1 YEAR    3 YEARS   5 YEARS  10 YEARS*
---------------------------------                         --------- --------- --------- ---------
          Class A (with or without redemption)...........   $644     $  947    $1,273    $2,191
          Class B (redemption at end of period)..........   $727     $1,000    $1,300    $2,386
          Class B (no redemption)........................   $227     $  700    $1,200    $2,386
          Class L (redemption at end of period)..........   $425     $  793    $1,288    $2,649
          Class L (no redemption)........................   $325     $  793    $1,288    $2,649
          Class Y (with or without redemption)...........   $126     $  393    $  681    $1,500

SMITH BARNEY BIOTECHNOLOGY FUND                            1 YEAR    3 YEARS   5 YEARS  10 YEARS*
-------------------------------                           --------- --------- --------- ---------
          Class A (with or without redemption)...........   $691     $1,090    $1,514    $2,691
          Class B (redemption at end of period)..........   $780     $1,159    $1,564    $2,910
          Class B (no redemption)........................   $280     $  859    $1,464    $2,910
          Class L (redemption at end of period)..........   $475     $  945    $1,540    $3,149
          Class L (no redemption)........................   $375     $  945    $1,540    $3,149
          Class Y (with or without redemption)...........   $176     $  545    $  939    $2,041

                                                          PRO FORMA PRO FORMA PRO FORMA PRO FORMA
SMITH BARNEY HEALTH SCIENCES FUND (PRO FORMA) (UNAUDITED)  1 YEAR    3 YEARS   5 YEARS  10 YEARS*
--------------------------------------------------------- --------- --------- --------- ---------
          Class A (with or without redemption)...........   $644     $  947    $1,273    $2,191
          Class B (redemption at end of period)..........   $727     $1,000    $1,300    $2,386
          Class B (no redemption)........................   $227     $  700    $1,200    $2,386
          Class L (redemption at end of period)..........   $425     $  793    $1,288    $2,649
          Class L (no redemption)........................   $325     $  793    $1,288    $2,649
          Class Y (with or without redemption)...........   $126     $  393    $  681    $1,500

--------
* Ten-year figures for Class B shares assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

   The above examples assume reinvestment of all dividends and distributions. The examples should not be considered representations of past or future expenses. Actual Fund expenses can vary from year to year and may be higher or lower than those shown. Please refer to each Fund's prospectus and statement of additional information for a more detailed discussion of the fees and expenses applicable to each Class of shares of a Fund.

                   DISTRIBUTION OF SHARES AND OTHER SERVICES

   Salomon Smith Barney and PFS Distributors Inc. ("PFS Distributors") distribute shares of Acquiring Fund and Salomon Smith Barney distributes shares of the Fund. SSB has entered into selling agreements with Distributors (on behalf of PFS Investments, Inc.) and with one or more other service agents giving the service agents the rights to sell shares of the Funds. Each Fund has adopted plans of distribution under Rule 12b-1 under the 1940 Act (a "12b-1 Plan").

   With respect to each Fund, Salomon Smith Barney or PFS Distributors, as applicable, is paid a service fee for Class A, Class B and Class L shares at the annual rate of 0.25% of the average daily net assets of the respective Class under the 12b-1 Plan. Salomon Smith Barney or PFS Distributors, as applicable, is also paid a distribution fee with respect to Class B and Class L shares of each Fund at the annual rate of 0.75% of the average daily net assets attributable to that Class. The fees are used by Salomon Smith Barney or PFS Distributors, as applicable, to pay its respective financial consultants for servicing shareholder accounts and, in the case of Class B and Class L shares, to cover expenses primarily intended to result in the sale of those shares, or are paid by Salomon Smith Barney to other service agents pursuant to selling agreements.

   Class Y shares of the Funds are not subject to any distribution or service fees. Class B shares of each Fund that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee.

   Payments under the above Plans are not tied exclusively to the distribution and shareholder service expenses actually incurred by Salomon Smith Barney and or PFS Distributors and the payments may exceed distribution expenses actually incurred. Please refer to each Fund's prospectus and statement of additional information for a more detailed discussion of the distribution and shareholder servicing arrangements applicable to each Class of a Fund.

                 PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

   The purchase, redemption and exchange procedures and privileges with respect to the Fund are the same as those of the Acquiring Fund. Please refer to each Fund's prospectus and statement of additional information for a more detailed discussion of the purchase, redemption and exchange procedures and privileges applicable to each Class of a Fund.

                       DIVIDENDS AND OTHER DISTRIBUTIONS

   Each Fund declares dividends from net investment income and pays distributions of net realized capital gains, if any, annually. Each Fund intends to distribute any net realized capital gains after utilization of capital loss carryforwards, if any, in November or December to prevent application of a federal excise tax. An additional distribution may be made if necessary. Each Fund expects distributions to be primarily from capital gain. Any dividends or capital gains distributions declared in October, November or December with a record date in such month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year in which it is declared. Dividends and distributions of each Fund will be invested in additional shares of the same Class of the applicable Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.

   If the Plan is approved by the Fund's shareholders, then as soon as practicable before the Closing Date, the Fund will pay or have paid its shareholders a cash distribution of substantially all undistributed 2002 net investment income and undistributed realized net capital gains.

                               TAX CONSEQUENCES

   The Fund and the Acquiring Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, the shareholders of the Fund will recognize no gain or loss as a direct result of the Reorganization. The Reorganization will also generally be tax-free to the Fund. See "The Proposed Transaction--Federal Income Tax Consequences."

                    PRINCIPAL INVESTMENTS AND RISK FACTORS

   GENERAL. As described above, the Fund and the Acquiring Fund have identical investment objective and substantially similar policies and pursue their objectives in a similar manner. A more complete description of the investment practices and limitations of the Acquiring Fund is contained in the prospectus and statement of additional information of the Acquiring Fund, dated February 28, 2003, as supplemented from time to time, a copy of which is included herewith, and in the Statement of Additional Information of the Fund and the
Acquiring Fund dated March   , 2003 (relating to the proposed Reorganization)
which is incorporated herein by reference. Please refer to each Fund's prospectus and statement of additional information for a more detailed discussion of the specific investment practices and risks of the applicable Fund.

   Because of their substantially similar investment policies, the Funds are exposed to similar risks. The following summarizes those principal investment policies and related risk factors:

   EQUITY SECURITIES. Each Fund will normally invest at least 80% of its assets in equity securities, including primarily common stocks and, to a lesser extent, securities convertible into common stock and rights to subscribe for common stock. Common stocks represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

   WHEN-ISSUED SECURITIES, DELAYED-DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. Each Fund may purchase securities on a "when-issued" basis, for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. Neither Fund intends to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to a Fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Because of fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery basis or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

   When a Fund agrees to purchase when-issued or delayed-delivery securities or securities on a forward commitment basis, it will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the Fund's books. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When either Fund engages in when-issued, delayed-delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

   FOREIGN SECURITIES. Each Fund may invest in securities of foreign issuers. Foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include currency exchange control regulations and costs, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and volume and more volatility in foreign securities markets and the impact of political, social, economic or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest on, or market value of, securities. If it should become necessary, each Fund might encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. In addition, there may be less publicly available information about a non-U.S. company, and non-U.S. companies are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Furthermore, some of these securities may be subject to foreign brokerage and withholding taxes.

   Each Fund may also invest in securities of foreign issuers in the form of ADRs, EDRs or similar securities representing interests in the common stock of foreign issuers. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities. However, by investing in ADRs or EDRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs and EDRs. The information available for ADRs and EDRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

   Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes, which may reduce the investment return of a Fund. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about individual companies, less market liquidity and political instability.

   SECURITIES OF DEVELOPING/EMERGING MARKETS COUNTRIES. A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors. One or more of the risks discussed above could affect adversely the economy of a developing market or a Fund's investments in such a market. The claims of many property owners against those of governments may remain unsettled. There can be no assurance that any investments that a Fund might make in such emerging markets would be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, each Fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

   MONEY MARKET INSTRUMENTS. Each Fund may invest for temporary defensive purposes in short-term corporate and government bonds and notes and money market instruments. Money market instruments include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"); certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit are short-term, negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

   REPURCHASE AGREEMENTS. Each Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). Each Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose each Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which each Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by each Fund's manager or the relevant Subadviser. The manager or the relevant Subadviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager or the relevant Subadviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager or the relevant Subadviser will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

   REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements which involve the sale of Fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that each Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn more interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and each Fund intends to use the reverse repurchase technique only when the relevant Subadviser believes it will be advantageous to each Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. A Fund's custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments.

   LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. Neither Fund will lend portfolio securities to affiliates of the manager unless they have applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or liquid securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, each Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated the Fund and that is acting as a "finder."

   By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Although the generation of income is not the primary investment goal of either Fund, income received could be used to pay the Fund's expenses and would increase an investor's total return. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 102% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

   BORROWING. Each Fund also may borrow for temporary or emergency purposes, but not for leveraging purposes, in an amount up to 33 1/3% of its total assets, and may pledge its assets in connection with such borrowings. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

   ILLIQUID SECURITIES. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

   HEALTH SCIENCES SECTOR RISKS. Many faster-growing health care companies have limited operating histories and their potential profitability may be dependent on regulatory approval of their products, which increases the volatility of these companies' security prices. Many of these activities are funded or subsidized by governments; withdrawal or curtailment of this support could lower the profitability and market prices of such companies. Changes in government regulation could also have an adverse impact. Continuing technological advances may mean rapid obsolescence of products and services.

   BIOTECHNOLOGY SECTOR RISKS. Patent considerations, intense competition, rapid technological change and obsolescence, and government regulation can adversely affect the biotechnology sector. Biotechnology companies may have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic. The sector will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. In addition, this industry is characterized by competition and rapid technological developments, which may make a company's products or services, obsolete in a short period of time. As these factors impact the biotechnology industry, the value of your shares may fluctuate significantly over relatively short periods of time.

   NON-DIVERSIFIED CLASSIFICATION. Each Fund is classified as a non-diversified fund under the 1940 Act, which means the Fund is not limited by the Act in the proportion of its assets it may invest in the obligations of a single issuer. As a result, the Fund may be subject to greater volatility with respect to their portfolio securities than funds that are more broadly diversified. Each Fund intends to conduct its operations, however, so as to qualify as a "regulated investment company" for purposes of the Code, which will relieve it of any liability for Federal income tax to the extent its earnings are distributed to shareholders. To qualify as a regulated investment company, a Fund will, among other things, limit its investments so that, at the close of each quarter of the taxable year (a) not more than 25% of the market value of each Fund's total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and each Fund will not own more than 10% of the outstanding voting securities of a single issuer.

   MASTER/FEEDER FUND STRUCTURE. The Board of Directors has the discretion to retain the current distribution arrangement for the Funds while investing their assets in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

   OPTIONS, FUTURES AND CURRENCY STRATEGIES. Each Fund may, but is not required to, use forward currency contracts and certain options and futures strategies for any of the following purposes: to seek to increase total return or hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with a Fund; to settle transactions in securities quoted in foreign currencies; as a substitute for buying or selling securities; or as a cash flow management technique. There can be no assurance that such efforts will succeed.

   In order to assure that a Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that a Fund enter into transactions in futures contracts and options on futures only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided the aggregate initial margin and premiums on such non-hedging positions do not exceed 5% of the liquidation value of a Fund's assets. To attempt to hedge against adverse movements in exchange rates between currencies, a Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. A Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the relevant Subadviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made ("transaction hedging"). Further, when the relevant Subadviser believes a particular currency may decline compared to the U.S. dollar or another currency, a Fund may enter into a forward contract to sell the currency the relevant Subadviser expects to decline in an amount approximating the value of some or all of a Fund's securities denominated in that currency, or when the relevant Subadviser believes one currency may decline against a currency in which some or all of the portfolio securities held by a Fund are denominated, it may enter into a forward contract to buy the currency expected to decline for a fixed amount ("position hedging"). In this situation, a Fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the relevant Subadviser believes the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of a Fund are denominated ("cross hedging"). A Fund places (i) cash, (ii) U.S. government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, or other high-quality debt securities denominated in certain currencies in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

   For hedging purposes, a Fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or which the relevant Subadviser intends to include in its portfolio. A Fund also may use interest rate futures contracts and options thereon to hedge against changes in the general level in interest rates.

   A Fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A call option written by a Fund is "covered" if the Fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account on the Fund's books) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account on the Fund's books.

   A Fund may purchase put and call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. If the expected changes occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by a Fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the option, although the Fund may lose such amounts if the prices of securities underlying the options do not move in the direction or to the extent anticipated.

   Although a Fund may not use forward currency contracts, options and futures, the use of any of these strategies would involve certain investment risks and transaction costs. These risks include: dependence on the relevant Subadviser's ability to predict movements in the prices of individual securities, fluctuations in the general fixed-income markets and movements in interest rates and currency markets, imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests; and lack of assurance that a liquid market will exist for any particular option, futures contract or option thereon at any particular time.

   Over-the-counter options in which a Fund may invest differ from exchange traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. A Fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

                          THE PROPOSED REORGANIZATION

   DESCRIPTION OF THE PLAN. As stated above, the Plan provides for the transfer of all of the assets of the Fund to the Acquiring Fund in exchange for that number of full and fractional shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares held in the Fund as of the close of business on the business day preceding the date of the closing. The Acquiring Fund will assume all of the liabilities of the Fund. The Reorganization will be accomplished pursuant to an amendment to the Charter of the Sector Series that will reclassify shares of the Fund as shares of the Acquiring Fund, substantially in the form set forth as Annex I to the Plan of Reorganization (Exhibit A).

   Upon completion of the Reorganization, each shareholder of the Fund will own that number of full and fractional shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the Closing Date. Each Fund shareholder's account with the Acquiring Fund will be substantially similar in all material respects to the accounts currently maintained by the Fund's sub-transfer agent for such shareholder.

   Until the Closing, shareholders of the Fund will, of course, continue to be able to redeem their shares at the net asset value next determined after receipt by the Fund's sub-transfer agent of a redemption request in proper form. Redemption requests received by the sub-transfer agent thereafter will be treated as requests received for the redemption of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization.

   The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing by action of the Directors of the Sector Series, notwithstanding the approval of the Plan by the shareholders of the Fund. However, no amendment may be made that materially adversely affects the interests of the shareholders of the Fund without obtaining the approval of the Fund's shareholders. The Fund and the Acquiring Fund may at any time waive compliance with certain of the covenants and conditions contained in the Plan. For a complete description of the terms and conditions of the Reorganization, see the Plan at Exhibit A.

   SBFM or one of its affiliates will assume and pay all of the expenses that are solely and directly related to the Reorganization.

                    REASONS FOR THE PROPOSED REORGANIZATION

   Prior to a meeting of Sector Series' Board of Directors held on January 29, 2003, the Directors, including all of the Non-Interested Directors, were presented with materials discussing the benefits which would accrue to the shareholders of the Fund if the Fund were to reorganize with and into the Acquiring Fund. These materials were discussed at the meeting to the satisfaction of the Directors, who were advised by independent counsel. For the reasons discussed below, the Board of Directors of Sector Series, including all of the Non-Interested Directors, has determined that the proposed Reorganization is in the best interests of the Fund and its shareholders and that the interests of the shareholders of the Fund will not be diluted as a result of the proposed Reorganization.

   The proposed combination of the Fund and the Acquiring Fund will allow the shareholders of the Fund to continue to participate in a portfolio governed by an identical investment objective and substantially similar investment policies that is professionally managed by SBFM. The Board of Directors of Sector Series believes that shareholders of the Fund will benefit from the proposed Reorganization because the Acquiring Fund offers the following benefits:

   ENHANCED FLEXIBILITY WITH RESPECT TO PORTFOLIO INVESTMENTS. As stated previously, the Fund has been unable to attract a substantial asset base since its inception. The Fund's small size has hindered the portfolio management flexibility of SBFM and the subadviser and resulted in higher total annual operating expenses. Before giving effect to fee waivers, SBFM believes that the combination of the Funds that have identical investment objective and substantially similar policies into a single larger fund may increase economic and other efficiencies and may ultimately result in a lower total annual expense ratio for investors. SBFM and the subadviser also believe that a larger asset base could provide portfolio management benefits such as greater diversification and the ability to command more attention from brokers and underwriters. While past performance is not necessarily indicative of future results, the Acquiring Fund has generally outperformed the Fund. See "Capitalization and Performance".

   LOWER FEES AND EXPENSES. If the proposed transaction is approved, shareholders of the Fund may benefit from lower total fund expenses. See "Investment Management Fees and Expenses" and "Annual Fund Operating Expenses".

   As set forth above, as of their most recent fiscal year end, each Class of shares of the Fund has higher total annual operating expenses than the corresponding Class of the Acquiring Fund (before management fee waivers and voluntary expense limitations). As a result of the Reorganization, shareholders of the Fund will be investing in the corresponding Class of the Acquiring Fund with expenses that are projected to be between 0.49% and 0.53% lower than those of the relevant Class of the Fund (before management fee waivers and voluntary expense limitations). Going forward, shareholders should benefit from economies of scale through lower expense ratios and higher net income distributions over time since some of the fixed expenses currently paid by the Acquiring Fund, such as accounting, legal and printing costs, would also be spread over a larger asset base.

   Due to a combination of factors, including the relatively small size of the Fund, past and prospective sales of the Fund and current market conditions, the Directors and management of Sector Series believe the Fund and its shareholders would benefit from a tax-free reorganization with a larger fund with identical investment objective and substantially similar investment policies and with a lower total annual expense ratio (before management fee waivers and voluntary expense limitations). Accordingly, it is recommended that the shareholders of the Fund approve the Reorganization with the Acquiring Fund.

   The Board of Directors of Sector Series, in recommending the proposed transaction, considered a number of factors, including the following:

      (1) the lower total annual expense ratio of the Acquiring Fund (before the management fee waivers and voluntary expense limitations);

      (2) the Reorganization will result in a single larger fund, which may increase economic and other efficiencies (e.g., eliminating one of the two sets of prospectuses, annual reports and other documents required for two Funds), and may result in a lower expense ratio;

      (3) a larger asset base could provide portfolio management benefits, such as greater diversification and the ability to command more attention from brokers and underwriters;

      (4) the compatibility of the Acquiring Fund's investment objective, policies and restrictions with those of the Fund;

      (5) the tax-free nature of the Reorganization;

      (6) the terms and conditions of the Reorganization and that it should not result in a dilution of Fund shareholder interests; and

      (7) costs and expenses of the proposed Reorganization will be borne by SBFM or one of its affiliates.

                  DESCRIPTION OF THE SECURITIES TO BE ISSUED

   GENERAL. Each of the Fund and the Acquiring Fund is a non-diversified series of Sector Series, a corporation incorporated under the laws of the State of Maryland on July 16, 1986. Sector Series is registered with the SEC as a diversified, open-end management investment company. Each Fund currently offers shares of common stock classified into four Classes: A, B, L and Y. Each Class of shares represents an identical pro rata interest in the relevant Fund's investment portfolio. As a result, the Classes of each Fund have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the amount of the respective sales charges, if any, for each Class; (c) the distribution and/or service fees borne by each Class; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B Shares.

   Each share of each Class of a Fund represents an interest in that Class of the Fund that is equal to and proportionate with each other share of that Class of the Fund. Shareholders are entitled to one vote per share (and a proportionate fractional vote per each fractional share) held on matters on which they are entitled to vote.

   VOTING RIGHTS. Neither Fund is required to hold shareholder meetings annually, although shareholder meetings may be called for purposes such as electing or removing Directors, as applicable, changing fundamental policies or approving an investment management contract. In the event that shareholders of a Fund wish to communicate with other shareholders concerning the removal of any Director, such shareholders shall be assisted in communicating with other shareholders for the purpose of obtaining signatures to request a meeting of shareholders, all in the manner provided in Section 16(c) of the 1940 Act as if
Section 16(c) were applicable.

   BOARD. The By-Laws of Sector Series provide that the term of office of each Director shall be from the time of his or her election and qualification until his or her successor shall have been elected and shall have qualified. Any Director of Sector Series may be removed by the vote of at least a majority of the outstanding shares then entitled to be cast for the election of Directors. The Directors remaining in office may fill vacancies on the Board of Sector Series. A meeting of shareholders will be required for the purpose of electing additional Directors whenever fewer than a majority of the Directors then in office were elected by shareholders and to fill vacancies if less than two-thirds of the Directors then holding office have been elected by the shareholders.

   LIQUIDATION OR TERMINATION. In the event of the liquidation or termination of the Acquiring Fund or the Fund, the shareholders of the Fund are entitled to receive, when and as declared by the Directors, the excess of the assets over the liabilities belonging to the relevant Fund. In either case, the assets so distributed to shareholders will be distributed among the shareholders in proportion to the number of shares of the Class held by them and recorded on the books of the relevant Fund. The net asset value of the Classes of shares would differ due to differences in expense ratios.

   RIGHTS OF INSPECTION. Maryland law permits any shareholder of either Fund or any agent of such shareholders to inspect and copy, during usual business hours, the By-Laws, minutes of shareholder proceedings, annual statements of the affairs and voting trust agreements (if any) of the relevant Fund on file at its principal office.

   SHAREHOLDER LIABILITY. Under Maryland law, shareholders of neither Fund have personal liability for corporate acts and obligations.

   Shares of the Acquiring Fund issued to the holders of shares of the Fund pursuant to the Reorganization will be fully paid and nonassessable when issued, transferable without restrictions and will have no preemptive rights.

   The foregoing is only a summary of certain characteristics of the operations of Sector Series. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of corporate documents and state laws governing each Fund for a more thorough description.

                        FEDERAL INCOME TAX CONSEQUENCES

   The Reorganization is conditioned upon the receipt by the Fund and the Acquiring Fund of an opinion from Willkie Farr & Gallagher, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Fund, followed by the distribution of such Acquiring Fund Shares to Fund shareholders in exchange for their shares of the Fund in complete liquidation of the Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;
(ii) except for gain or loss regularly attributable to the termination of the Fund's taxable year, no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Fund or upon the distribution of the Acquiring Fund Shares to the Fund's shareholders in exchange for their shares of the Fund; (iii) except for assets which may be revalued as a consequence of a termination of the Fund's taxable year, the basis of the assets of the Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Fund immediately prior to the transfer; (iv) except for assets which may be revalued as a consequence of a termination of the Fund's taxable year, the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Fund; (vi) no gain or loss will be recognized by the shareholders of the Fund as a result of the receipt of Acquiring Fund Shares solely in exchange for their shares of the Fund as part of the transaction; (vii) the basis of the Acquiring Fund Shares received by the shareholders of the Fund will be the same as the basis of the shares of the Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by each shareholder of the Fund will include the holding period during which the shares of the Fund exchanged therefor were held, provided that at the time of the exchange such shares of the Fund were held as capital assets in the hands of such shareholder of the Fund. We will not request a ruling from the IRS concerning these matters.

   Generally, the Acquiring Fund will succeed to the capital loss carryforwards of the Fund. However, the ability of the Acquiring Fund to use those capital loss carryforwards will be subject to certain restrictions provided in the Code. In particular, under section 382 of the Code, the Acquiring Fund may only take into account in each taxable year an amount of the Fund's capital loss carryforwards equal to the value of the Fund as of the date of the acquisition multiplied by the "long-term tax-exempt rate" published by the IRS in effect on the date of the acquisition. The long-term tax-exempt rate for December, 2002, is 4.65%. If an amount of the Fund's capital loss carryforwards used in a particular taxable year is less that this section 382 limitation, the difference may be carried over to future taxable years.

   While Sector Series is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders should consult their own tax advisers with respect to such matters.

                      LIQUIDATION AND TERMINATION OF FUND

   If the Reorganization is effected, the Fund will be liquidated and terminated as a series of Sector Series, and the Fund's outstanding shares will be cancelled.

                             PORTFOLIO SECURITIES

   If the Reorganization is effected, SBFM and the subadviser will analyze and evaluate the portfolio securities of the Fund being transferred to the Acquiring Fund. Consistent with the Acquiring Fund's investment objective and policies, any restrictions imposed by the Code and the best interests of the Acquiring Fund's shareholders (including former shareholders of the Fund), SBFM and the Acquiring Fund's subadviser will determine the extent and duration to which the Fund's portfolio securities will be maintained by the Acquiring Fund. It is possible that there may be a significant rebalancing of the Fund's portfolio securities in connection with the Reorganization. Subject to market conditions at the time of any such rebalancing, the disposition of the Fund's portfolio securities may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold.

                              PORTFOLIO TURNOVER

   The portfolio turnover rate for the Acquiring Fund (i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less)), for the year ended October 31, 2002 was 26%. The portfolio turnover rate for the Fund for the year ended October 31, 2002 was 91%.

                        CAPITALIZATION AND PERFORMANCE

   PRO FORMA CAPITALIZATION (UNAUDITED). The following table sets forth the unaudited capitalization of each Class of each of the Acquiring Fund and the Fund as of October 31, 2002 as adjusted giving effect to the Reorganization discussed herein/1/:

                                 ACQUIRING     THE      PRO FORMA   PRO FORMA
                                   FUND        FUND    ADJUSTMENTS  COMBINED
                                ----------- ---------- ----------- -----------
                                 (ACTUAL)    (ACTUAL)
 Class A Shares
    Net Assets................. $16,250,790 $4,407,322             $20,658,112
    Net Assets value per share. $      9.84 $     4.37             $      9.84
    Shares outstanding.........   1,651,079  1,008,324   447,802     2,098,881

 Class B Shares
    Net Assets................. $26,257,431 $5,146,542             $31,403,972
    Net Assets value per share. $      9.64 $     4.30             $      9.64
    Shares outstanding.........   2,722,558  1,196,629   533,766     3,256,324

 Class L Shares
    Net Assets................. $17,431,454 $7,071,404             $24,502,858
    Net Assets value per share. $      9.64 $     4.30             $      9.64
    Shares outstanding.........   1,807,411  1,644,206   733,411     2,540,822

--------
/1/ Assumes the Reorganization had been consummated on October 31, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

   Performance information is shown separately for each class of each Fund. Total return is a measure of the change in value of an investment in a fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the fund rather than paid to the investor in cash. The formula for total return used by a fund is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the fund that would be purchased by a hypothetical $1,000 investment in the fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the redeemable value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. Total return may be stated with or without giving effect to any expense limitations in effect for a fund.

   The following table reflects the average annual total returns of each Fund for the 1 year and since inception periods, as applicable, ended October 31, 2002:

                                                                           SINCE     INCEPTION
                                                                1 YEAR   INCEPTION     DATE
                                                                ------- ------------ ---------
                                                                        (ANNUALIZED)
ACQUIRING FUND
Class A........................................................                       2/28/00
   Return Before Taxes......................................... -25.57%   -5.77%
   Return After Taxes on Distributions......................... -25.76%   -6.23%
   Return After Taxes on Distributions and Sale of Fund Shares. -15.43%   -4.65%
   Other Classes (Return Before Taxes Only)....................
Class B........................................................ -26.09%   -5.70%      2/28/00
Class L........................................................  -23.79   -5.02%      2/28/00
Class Y*.......................................................     n/a     n/a       2/28/00
ACQUIRED FUND
Class A........................................................                       8/31/00
   Return Before Taxes......................................... -38.31%   -37.26%
   Return After Taxes on Distributions......................... -38.31%   -37.26%
   Return After Taxes on Distributions and Sale of Fund Shares. -23.52%   -27.96%
Other Classes (Return Before Taxes Only)
Class B........................................................ -38.76%   -37.12%     8/31/00
Class L........................................................ -36.82%   -36.53%     8/31/00
Class Y*.......................................................     n/a     n/a       8/31/00

*There were no outstanding Class Y Shares for the last fiscal year.

                    ADDITIONAL INFORMATION ABOUT THE FUNDS

   As noted above, additional information about Sector Series, with respect to the Fund and the Acquiring Fund, and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004, or by calling (800) 451-2010.

   Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith, files reports, proxy material and other information about the applicable Fund with the Commission.

   Such reports, proxy material and other information can be inspected and copied at the Public Reference Room (202-942-8090) maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates or without charge from the Commission at publicinfo@sec.gov. Copies of such material can also be obtained from Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004, or by calling (800) 451-2010.

                         INTERESTS OF CERTAIN PERSONS

   SBFM and certain of the Acquiring Fund's service providers have a financial interest in the Reorganization, arising from the fact that their respective fees under their respective agreements with the Acquiring Fund will increase as the amount of the Acquiring Fund's assets increases; the amount of those assets will increase by virtue of the Reorganization.

   THE BOARD OF DIRECTORS OF SECTOR SERIES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THIS PROPOSAL.

                            ADDITIONAL INFORMATION

   GENERAL. The cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement/Prospectus and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by SBFM or one of its affiliates. In addition to solicitation by mail, certain officers and representatives of Sector Series, officers and employees of SBFM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

   When the Fund records proxies by telephone or through the Internet, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

   To participate in the Special Meeting, the shareholder may submit the proxy card sent with the Proxy Statement/Prospectus or attend in person. Any proxy given by a shareholder is revocable until voted at the Special Meeting.

   PROPOSALS OF SHAREHOLDERS. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of Sector Series, c/o Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

   OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING. No Board member is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of Sector Series and/or the Fund.

   PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,

Christina T. Sydor
Secretary

                               INDEX OF EXHIBITS

                   Annex A:   5% Shareholders
                   Exhibit A: Form of Plan of Reorganization

                                                                        ANNEX A

                                            PERCENTAGE
                          NAME AND ADDRESS  OWNERSHIP
                          ----------------  ----------
                          BIOTECHNOLOGY FUND--CLASS A
                                                %

                          HEALTH SCIENCES FUND--CLASS A
                                                %

                          HEALTH SCIENCES FUND--CLASS B
                                                %

                                                                      EXHIBIT A

                            PLAN OF REORGANIZATION

   THIS PLAN OF REORGANIZATION (the "Plan") is dated as of this 29th day of January 2003, and has been adopted by the Board of Directors of Smith Barney Sector Series Inc. (the "Corporation") to provide for the reorganization of its Smith Barney Biotechnology Fund (the "Acquired Fund") into its Smith Barney Health Sciences Fund (the "Acquiring Fund").

A. BACKGROUND

   The Acquired Fund and the Acquiring Fund (individually, a "Fund" and collectively, the "Funds") are separate series of the Corporation. The Corporation is organized as a Maryland corporation and is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board of Directors of the Corporation has determined that it is in the best interests of the Acquired Fund and its shareholders to be reorganized through the transfer of all of the Acquired Fund's assets and liabilities to the Acquiring Fund upon the terms set forth in this Plan (the "Reorganization").

B. THE REORGANIZATION

   1. Prior to the Closing Date (as defined below in Section 6 of this Article
B), the Corporation will execute and file Articles of Amendment to the Corporation's Charter with the Maryland State Department of Assessments and Taxation in substantially the form attached hereto as Annex I, which Articles of Amendment will, effective as of the Closing Date: (a) reclassify all of the Corporation's issued and outstanding shares of Common Stock of the Acquired Fund as outstanding shares of Common Stock of the comparable class of equal aggregate value of the Acquiring Fund; and (b) reclassify all of the authorized and unissued Common Stock of the Acquired Fund as authorized Common Stock of the Acquiring Fund.

   2. At the Closing Date, all property of every description, and all interests, rights, privileges and powers of the Acquired Fund, subject to all liabilities of the Acquired Fund, whether accrued, absolute, contingent or otherwise (such assets subject to such liabilities are herein referred to as the "Assets") will be transferred and conveyed by the Acquired Fund to the Acquiring Fund and will be assumed by the Acquiring Fund, such that at and after the Closing Date, the Assets of the Acquired Fund will become and be the Assets of the Acquiring Fund. In exchange for the transfer of the Assets of the Acquired Fund and in order to accomplish the reclassification of shares as described above in Section 1 of this Article B, the Acquiring Fund will contemporaneously issue to shareholders of the Acquired Fund full and fractional shares of the Acquiring Fund (as contemplated by Section 4 of this Article B) having an aggregate net asset value equal to the value of the Assets of the Acquired Fund. For purposes of effecting such exchange, the value of the Assets of the Acquired Fund and the net asset value of the shares of the Acquiring Fund shall be determined as of the close of regular trading on the New York Stock Exchange on April 17, 2003 or at such other time as may be determined by the Board of Directors or an authorized officer of the Corporation. Such values shall be computed in the manner set forth in the applicable Fund's then current prospectus under the Securities Act of 1933, as amended. At and after the Closing Date, all debts, liabilities, obligations and duties of the Acquired Fund will attach to the Acquiring Fund as aforesaid and may thenceforth be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund.

   3. On or as soon as practicable prior to the Closing Date as defined in section 6, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

   4. At the Closing Date, the Corporation will liquidate the Acquired Fund and issue full and fractional shares of the Acquiring Fund to the Acquired Fund's shareholders, such that the shares of the Acquiring Fund of each class that are distributed to a shareholder of the Acquired Fund will have an aggregate net asset value equal to the aggregate net asset value of the corresponding class of shares of the Acquired Fund held by such shareholder immediately prior to the Closing Date. In addition, each shareholder of the Acquired Fund will have the right to receive any unpaid dividends or other distributions that were declared before the Closing Date with respect to the shares of the Acquired Fund held by such shareholder immediately prior to the Closing Date.

   5. The stock transfer books of the Corporation with respect to the Acquired Fund will be permanently closed as of the close of business on the day immediately preceding the Closing Date. Redemption requests received thereafter by the Corporation with respect to the Acquired Fund will be deemed to be redemption requests for shares of the Acquiring Fund issued pursuant to this Plan.

   6. The Closing Date for purposes of this Plan shall be the close of business on April 17, 2003, or at such other time as may be determined by the Board of Directors or an authorized officer of the Corporation.

C. ACTIONS BY SHAREHOLDERS OF THE ACQUIRED FUND

   Prior to the Closing Date and as a condition thereto, the Board of Directors of the Corporation will call, and the Corporation will hold, a meeting of the shareholders of the Acquired Fund to consider and vote upon:

   1. Approval of this Plan and the implementing charter amendment reclassifying shares of the Acquired Fund into shares of the Acquiring Fund and the transactions contemplated hereby.

   2. Such other matters as may be determined by the Board of Directors of the Corporation.

D. CONDITIONS OF THE REORGANIZATION

   Consummation of this Plan will be subject to:

   1. The approval of the matters referred to in Article C of this Plan by the shareholders of the Acquired Fund in the manner required by law and otherwise deemed necessary or advisable by the Board of Directors of the Corporation; and

   2. The following additional conditions:

      (a) The Corporation will have received opinions of Willkie Farr & Gallagher based upon customary representations and assumptions and to the effect that:

          (i) the shares of the Acquiring Fund issued pursuant to this Plan will, when issued in accordance with the provisions hereof, be validly issued, fully paid and non-assessable; and

          (ii) for U.S. federal income tax purposes: (A) the acquisition of the assets and assumption of the liabilities of the Acquired Fund by the Acquiring Fund in return for shares of the Acquiring Fund followed by the distribution of such shares to the shareholders of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code (the "Code") and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (B) except for gain or loss regularly attributable to the termination of the Acquired Fund's taxable year, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets and liabilities to the Acquiring Fund; (C) no gain or loss will be recognized by the Acquiring Fund as a result of the receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (D) no gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of the shares of the Acquiring Fund in exchange for their shares of the Acquired Fund;
       (E) except for assets which may be revalued as a consequence of a termination of the Acquired Fund's taxable year, the tax basis of the shares of the Acquiring Fund received by the shareholders of the Acquired Fund will be the same as the tax basis of the shares of the Acquired Fund exchanged therefor; (F) the tax basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; (G) the holding period of the shares of the Acquiring Fund received by the shareholders of the Acquired Fund will include the holding period of the shares of the Acquired Fund exchanged therefor, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets; and (H) the holding period of the Acquiring Fund for the assets of the Acquired Fund transferred to it will include the period during which such assets were held by the Acquired Fund.

      (b) All necessary approvals, registrations and exemptions required under federal and state laws will have been obtained.

E. MISCELLANEOUS

   1. This Plan and the transactions contemplated hereby will be governed and construed in accordance with the laws of the State of Maryland.

   2. This Plan and the transactions contemplated hereby may be abandoned at any time for any reason prior to the Closing Date upon the vote of a majority of the Board of Directors of the Corporation.

   3. At any time prior to or (to the fullest extent permitted by law) after approval of this Plan by the shareholders of the Acquired Fund, the Corporation may, upon authorization by the Board of Directors and with or without the approval of shareholders of the Acquired Fund, amend any of the provisions of this Plan.

   4. The expenses incurred in connection with the Reorganization will be borne by Smith Barney Fund Management, LLC, the Funds' investment manager or one of its affiliates.

   5. The Corporation, by consent of its Board of Directors, or an officer authorized by such Board of Directors, may waive any condition to the obligations of the Acquired Fund or the Acquiring Fund hereunder if, in its or such officer's judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the shareholders of the Acquiring Fund.

                                                                        ANNEX I

                       SMITH BARNEY SECTOR SERIES, INC.

                             ARTICLES OF AMENDMENT

   SMITH BARNEY SECTOR SERIES INC., a Maryland corporation, having its principal office in the City of Baltimore, Maryland (the "Corporation"), certifies to the State Department of Assessments and Taxation that:

   FIRST: The Charter of the Corporation is amended by (i) reclassifying all of the shares of the Corporation's Smith Barney Biotechnology Fund ("Biotechnology Fund") as shares of the Corporation's Smith Barney Health Sciences Fund ("Health Sciences Fund"), and (ii) increasing the aggregate number of authorized shares of the Health Sciences Fund by 400,000,000 shares.

   SECOND:  Upon effectiveness of these Articles of Amendment:

      (a) All of the assets and liabilities belonging to the Corporation's Biotechnology Fund and attributable to its Class A, B and L shares, respectively, shall be conveyed, transferred and delivered to the Corporation's Health Sciences Fund, and shall thereupon become and be assets and liabilities belonging to the Health Sciences Fund and attributable to its Class A, B and L shares, respectively.

      (b) Each of the issued and outstanding shares (and fractions thereof) of the Corporation's Biotechnology Fund and its Class A, B and L shares, respectively, will automatically, and without the need of any further act or deed, be reclassified and changed to that number of full and fractional issued and outstanding shares of the Corporation's Health Sciences Fund and of its Class A, B, and L shares, respectively, having an aggregate net asset value equal to the aggregate net asset value of a Biotechnology Fund share of the comparable class (and fractions thereof) being reclassified and changed, such net asset values to be determined as of the close of regular trading on the New York Stock Exchange on the effective date of these Articles of Amendment.

      (c) Each unissued Class A, B, L, Y or Z share (or fraction thereof), respectively, of the Corporation's Biotechnology Fund will automatically, and without the need for any further act or deed, be reclassified and changed to such number of unissued Class A, B, L, Y or Z shares (or fractions thereof), respectively, of the Corporation's Health Sciences Fund as shall result, as of the effective time of these Articles of Amendment and as a result hereof, in the total number of unissued shares of the Corporation's Health Sciences Fund being increased by 400,000,000 shares less the number of issued and outstanding shares of the Corporation's Health Sciences Fund resulting from paragraph (b) of this Article SECOND.

      (d) Open accounts on the share records of the Corporation's Health Sciences Fund owned by each former holder of its Biotechnology Fund shares shall be established representing the appropriate number of the Health Sciences Fund shares, of the appropriate class, deemed to be owned by each such stockholder as a result of the reclassification.

   THIRD: This amendment does not increase the authorized capital stock of the Corporation or the aggregate par value thereof. This amendment reclassifies and changes the 400,000,000 authorized shares of the Biotechnology Fund to 400,000,000 additional authorized shares of the Health Sciences Fund but does not amend the description of any class of stock as set forth in the Charter. As a result of this amendment, the Corporation is authorized to issue up to 800,000,000 shares of each of the Class A Common Stock, Class B Common Stock, Class L Common Stock, Class Y Common Stock and Class Z Common Stock of the Health Sciences Fund less, at any time, the total number of shares of all such other classes of capital stock of the Health Sciences Fund then issued and outstanding. The shares of the Health Sciences Fund and of each class within such Fund shall have all of the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such Fund and such class as set forth in the Charter of the Corporation.

   FOURTH: Outstanding stock certificates representing issued and outstanding Class A, B, or L shares, respectively, of the Biotechnology Fund of the Corporation immediately prior to these Articles of Amendment becoming effective shall, upon these Articles becoming effective, be deemed to represent the appropriate number of issued and outstanding shares of the same respective class of the Corporation's Health Sciences Fund, calculated as set forth in Article SECOND of these Articles.

   FIFTH: This amendment has been duly authorized and advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation entitled to vote thereon.

   SIXTH:  These Articles of Amendment shall be effective as of April   , 2003
at 5 p.m.

   IN WITNESS WHEREOF, SMITH BARNEY SECTOR SERIES INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its
President, and witnessed by its Assistant Secretary, as of the    day of April
2003.

WITNESS:                                       SMITH BARNEY SECTOR SERIES INC.

By: ----------------------------------         By: ----------------------------------
    Name:  Michael Kocur                           Name:  R. Jay Gerken
          Assistant Secretary                            President

   THE UNDERSIGNED, President of Smith Barney Sector Series Inc., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                                  -----------------------------
                                                  Name:  R. Jay Gerken
                                                  Office:  President

EXHIBIT A

THE PROSPECTUS AND ANNUAL REPORT OF THE ACQUIRING FUND DATED FEBRUARY 28, 2003 AND OCTOBER 31, 2002, RESPECTIVELY, ARE INCORPORATED BY REFERENCE TO THE MOST RECENT FILINGS THEREOF BY THE ACQUIRING FUND

                                   PART B

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION


SUBJECT TO COMPLETION, DATED JANUARY 29, 2003

STATEMENT OF ADDITIONAL INFORMATION


125 Broad Street
New York, New York  10048
(800) 451-2010


RELATING TO THE ACQUISITION BY THE SMITH BARNEY HEALTH SCIENCES (THE "ACQUIRING FUND"), A SERIES OF SMITH BARNEY SECTOR SERIES INC. ("SECTOR SERIES") OF THE ASSETS OF SMITH BARNEY BIOTECHNOLOGY FUND (THE "FUND"), ALSO A SERIES OF SECTOR SERIES.

Dated:  March        , 2003


This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Fund, a series of Sector Series, to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

1. Statement of Additional Information for the Acquiring Fund dated February 28, 2003

2. Statement of Additional Information for the Fund dated February 28, 2003

3. Annual Report of the Acquiring Fund for the year ended October 31, 2002

4. Annual Report of the Fund for the year ended October 31, 2002

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated March __, 2003, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

FINANCIAL STATEMENTS

The Annual Reports of the Acquiring Fund and the Fund for the year ended October 31, 2002 including audited financial statements, notes to the financial statements and report of the independent auditors, are incorporated by reference herein. To obtain a copy of the Annual and Semi-Annual Reports without charge, please call 1-800-451-2010.

GENERAL INFORMATION

This Statement of Additional Information relates to the proposed transfer of substantially all of the assets and all of the liabilities of the Acquired Fund to the Smith Barney Sector Series Inc, on behalf of the Acquiring Fund, in exchange for shares of the Acquiring Fund (the "Reorganization"). The shares issued by the Acquiring Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund that were outstanding immediately before the effective time of the Reorganization.

After the transfer of substantially all of its assets and all of the liabilities in exchange for the Acquiring Fund shares, the Acquired Fund will distribute such shares to its shareholders in liquidation of the Acquired Fund. Each shareholder owning shares of the Acquired Fund at the effective time of the Reorganization will receive shares of the corresponding class from the Acquiring Fund of equal value, and will receive any unpaid dividends or distributions that were declared before the effective time of the Reorganization on shares of the Acquired Fund. The Acquiring Fund will establish an account for each former shareholder of the Acquired Fund reflecting the appropriate number of shares distributed to such shareholder. These accounts will be substantially identical to the accounts maintained by the Acquired Fund for each shareholder. Upon completion of the Reorganization, all outstanding shares of the Acquired Fund will have been redeemed and cancelled in exchange for shares distributed by the Acquiring Fund, and the Acquired Fund will wind up its affairs and be terminated as a series of Smith Barney Sector Series Inc. under Maryland law.

For further information about the transaction, see the Proxy
Statement/Prospectus.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

The unaudited pro forma information attached to this Statement of Additional Information as Exhibit A gives effect to the proposed transfer of substantially all of the assets and all of the liabilities of the Acquired Fund to the Acquiring Fund as if such transfer had occurred as of October 31, 2002. In addition, the pro forma combined statements have been prepared based upon the fee and expense structure of the Acquiring Fund. The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Acquired Fund and the Acquiring Fund incorporated herein by reference in this Statement of Additional Information. The proposed transfer of the assets and liabilities of the Acquired Fund to the Acquiring Fund will be accounted for as a tax-free reorganization.

                                    EXHIBIT A


REORGANIZATION OF THE SMITH BARNEY BIOTECHNOLOGY FUND INTO THE SMITH BARNEY HEALTH SCIENCES FUND

PRO FORMA SCHEDULE OF INVESTMENTS--OCTOBER 31, 2002 (unaudited)

Merger of Smith Barney Biotechnology Fund into Smith Barney Health Sciences Fund
--------------------------------------------------------------------------------
 Pro-forma Schedule of Investments (unaudited)                  October 31, 2002
--------------------------------------------------------------------------------

             Shares/Face Amount                              Security                                      Value
------------------------------------------------------------------------------------------------------------------------------------
                                Smith Barney                                                                          Smith Barney
  Smith Barney   Smith Barney Health Sciences                                            Smith Barney   Smith Barney Health Sciences
Health Sciences Biotechnology      Fund                                                Health Sciences Biotechnology       Fund
      Fund          Fund #       Pro Forma                                                    Fund          Fund         Pro Forma
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COMMON STOCK - 98.9%
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Biotechnology - 26.3%
                        1,167          1,167  Actelion Ltd.+                                            $     44,554    $     44,554
                       16,011         16,011  Alkermes, Inc.+                                                147,621         147,621
      78,536           79,894        158,430  Amgen Inc.+                                 $  3,656,636     3,719,865       7,376,501
      18,739                          18,739  Apogent Technologies Inc.+                       340,675                       340,675
                                              Applera Corp.:
                       15,239         15,239       Applied Biosystem Group                                   308,285         308,285
                        6,529          6,529       Celera Genomics Group+                                     53,799          53,799
                        2,026          2,026  BB Biotech AG+                                                  82,004          82,004
       9,755           14,358         24,113  Biogen, Inc.+                                    357,911       526,795         884,706
                        4,991          4,991  Cell Genesys, Inc.+                                             52,255          52,255
                        5,661          5,661  Charles River Laboratories
                                                   International, Inc.+                                      208,042         208,042
      14,299           14,309         28,608  Chiron Corp.+                                    564,810       565,206       1,130,016
      10,900           18,856         29,756  Genentech, Inc.+                                 371,581       642,801       1,014,382
      16,310           22,565         38,875  Genzyme Corp.+                                   454,234       628,435       1,082,669
      12,588           26,998         39,586  Gilead Sciences, Inc.+                           437,307       937,911       1,375,218
       8,314           13,008         21,322  IDEC Pharmaceuticals Corp.+                      382,610       598,628         981,238
                       12,556         12,556  Immunex Corp.+                                                  87,515          87,515
                        3,404          3,404  Invitrogen Corp.+                                               94,904          94,904
                       12,853         12,853  Medarex, Inc.+                                                  51,026          51,026
      67,236           53,899        121,135  MedImmune, Inc.+                               1,717,880     1,377,119       3,094,999
      28,158           46,892         75,050  Millennium Pharmaceuticals, Inc.+                209,496       348,876         558,372
                        7,337          7,337  Monsanto Co.                                                   121,281         121,281
                       11,812         11,812  Neurocrine Biosciences, Inc.+                                  530,359         530,359
                        6,703          6,703  Protein Design Labs, Inc.+                                      55,635          55,635
                        3,915          3,915  Techne Corp.+                                                  129,195         129,195
                        8,256          8,256  Vertex Pharmaceuticals Inc.+                                   161,900         161,900
                       39,422         39,422  XOMA Ltd.+                                                     227,465         227,465
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                                                                                             8,493,140    11,701,476      20,194,616
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Generic Drugs - 0.5%

      13,405                          13,405  IVAX Corp.+                                      168,233                       168,233
       7,352                           7,352  Mylan Laboratories Inc.                          231,367                       231,367
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                                                                                               399,600             -         399,600
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Healthcare - 0.7%

                       98,442         98,442  Celltech Group PLC+                                            538,648         538,648
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Healthcare Equipment and Supplies - 1.4%

                       17,337         17,337  Affymetrix, Inc.+                                              452,495         452,495
                       71,793         71,793  Amersham PLC+                                                  647,611         647,611
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                                                                                                     -     1,100,106       1,100,106
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Hospital Nursing Management - 2.2%

      15,900                          15,900  HCA Inc.                                         691,491                       691,491
      35,641                          35,641  Tenet Healthcare Corp.+                        1,024,679                     1,024,679
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                                                                                             1,716,170             -       1,716,170
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Merger of Smith Barney Biotechnology Fund into Smith Barney Health Sciences Fund
--------------------------------------------------------------------------------
 Pro-forma Schedule of Investments (unaudited)                  October 31, 2002
--------------------------------------------------------------------------------

             Shares/Face Amount                              Security                                      Value
------------------------------------------------------------------------------------------------------------------------------------
                                Smith Barney                                                                          Smith Barney
  Smith Barney   Smith Barney Health Sciences                                            Smith Barney   Smith Barney Health Sciences
Health Sciences Biotechnology      Fund                                                Health Sciences Biotechnology       Fund
      Fund          Fund #       Pro Forma                                                    Fund          Fund         Pro Forma
------------------------------------------------------------------------------------------------------------------------------------
Major Pharmaceuticals - 40.9%

      94,212                          94,212  Abbott Laboratories                          $ 3,944,656                  $  3,944,656
                       15,543         15,543  Abgenix, Inc.+                                            $    105,692         105,692
      39,398                          39,398  Bristol-Myers Squibb Co.                         969,585                       969,585
                        3,984          3,984  Cambridge Antibody Technology Group PLC+                        38,616          38,616
                        3,409          3,409  Celgene Corp.+                                                  75,509          75,509
                        8,513          8,513  Cubist Pharmaceuticals, Inc.+                                   54,994          54,994
                        6,613          6,613  CV Therapeutics, Inc.+                                         158,712         158,712
      53,204                          53,204  Eli Lilly & Co.                                2,952,822                     2,952,822
                        4,974          4,974  Enzon, Inc.+                                                    96,496          96,496
                        9,163          9,163  Human Genome Sciences, Inc.+                                    89,523          89,523
                       20,416         20,416  ICOS Corp.+                                                    504,479         504,479
                        8,755          8,755  ImClone Systems Inc.+                                           62,695          62,695
      90,344                          90,344  Johnson & Johnson                              5,307,710                     5,307,710
      20,200                          20,200  Medicis Pharmaceutical Corp., Class A
                                                   Shares+                                     927,180                       927,180
      69,714                          69,714  Merck & Co. Inc.                               3,781,287                     3,781,287
                       11,640         11,640  Osi Pharmaceuticals, Inc.+                                     201,605         201,605
     108,388                         108,388  Pfizer Inc.                                    3,443,487                     3,443,487
      49,479                          49,479  Pharmacia Corp.                                2,127,597                     2,127,597
                        3,670          3,670  Regneron Pharmaceuticals, Inc.+                                 55,527          55,527
      48,914                          48,914  Schering-Plough Corp.                          1,044,314                     1,044,314
                       11,382         11,382  Scios Inc.+                                                    328,485         328,485
                          529            529  Serono SA                                                      294,544         294,544
      39,099           41,135         80,234  Shire Pharmaceuticals Group PLC+                 913,353       331,188       1,244,541
                        9,769          9,769  Transkaryotic Therapies, Inc.+                                 113,711         113,711
                        3,701          3,701  Trimeris Inc.+                                                 195,154         195,154
      99,062                          99,062  Wyeth                                          3,318,577                     3,318,577
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                                                                                            28,730,568     2,706,930      31,437,498
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Managed Healthcare - 3.7%

      13,954                          13,954  UnitedHealth Group Inc.                        1,269,116                     1,269,116
      20,988                          20,988  WellPoint Health Networks, Inc.+               1,578,507                     1,578,507
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                                                                                             2,847,623             -       2,847,623
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Medical/Dental Distributors - 4.8%

      41,396                          41,396  Cardinal Health, Inc.                          2,865,017                     2,865,017
      26,254                          26,254  McKesson, Inc.                                   782,632                       782,632
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                                                                                             3,647,649             -       3,647,649
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Medical Electronics - 5.8%

      88,654                          88,654  Medtronic, Inc.                                3,971,699                     3,971,699
      12,800                          12,800  St. Jude Medical, Inc.                           455,808                       455,808
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                                                                                             4,427,507             -       4,427,507
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Medical Specialties - 5.1%

      44,434                          44,434  Baxter International Inc.                      1,111,739                     1,111,739
      13,427                          13,427  Becton, Dickinson & Co.                          396,231                       396,231
      23,929                          23,929  Biomet, Inc.                                     704,948                       704,948
       3,049                           3,049  C.R. Bard, Inc.                                  170,531                       170,531
       4,004                           4,004  Hillenbrand Industries, Inc.                     208,208                       208,208
      10,938                          10,938  Stryker Corp.                                    690,188                       690,188
      16,400                          16,400  Zimmer Holdings, Inc.+                           676,008                       676,008
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                                                                                             3,957,853             -       3,957,853
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Merger of Smith Barney Biotechnology Fund into Smith Barney Health Sciences Fund
--------------------------------------------------------------------------------
 Pro-forma Schedule of Investments (unaudited)                  October 31, 2002
-------------------------------------------------------------------------------

             Shares/Face Amount                              Security                                      Value
------------------------------------------------------------------------------------------------------------------------------------
                                Smith Barney                                                                          Smith Barney
  Smith Barney   Smith Barney Health Sciences                                            Smith Barney   Smith Barney Health Sciences
Health Sciences Biotechnology      Fund                                                Health Sciences Biotechnology       Fund
      Fund          Fund #       Pro Forma                                                    Fund          Fund         Pro Forma
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Multi-Line Insurance - 0.6%

      12,132                           12,132 Cigna Corp.                                 $    438,450             -    $    438,450
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Other Pharmaceuticals - 3.9%

      12,339                           12,339 Allergan, Inc.                                   671,859                       671,859
      24,000                           24,000 Forest Laboratories, Inc.+                     2,351,760                     2,351,760
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                                                                                             3,023,619             -       3,023,619
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Services to the Health Industry - 3.0%

      38,100           5,449           43,549 Laboratory Corp. of America Holdings+            918,210  $    131,321       1,049,531
      26,560                           26,560 IMS Health, Inc.                                 399,462                       399,462
      13,876                           13,876 Quest Diagnostics Inc.+                          885,705                       885,705
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                                                                                             2,203,377       131,321       2,334,698
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                                              TOTAL COMMON STOCK
                                              (Cost-$92,678,009)                            59,885,556    16,178,481      76,064,037
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SHORT-TERM INVESTMENT - 1.1%
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                  $  566,000        $ 566,000 Federal Farm Credit Discount Notes,
                                              zero coupon due 11/1/02
                                              (Cost - $566,000)                                              566,000         566,000
   $ 284,000                          284,000 Federal Farm Credit Bank, zero
                                              coupon due 11/1/02
                                              (Cost - $284,000)                                284,000                       284,000
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                                                                                               284,000       566,000         850,000
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                                               TOTAL INVESTMENTS - 100%
   1,780,381       1,370,878        3,151,259 (Cost - $93,528,009)*                       $ 60,169,556  $ 16,744,481    $ 76,914,037
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# This fund does not anticipate to be required to divest any securities upon the completion of the merger.
+  Non-income producing security.
*  Aggregate cost for Federal income tax purposes is substantially the same.

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES-OCTOBER 31, 2002 (unaudited)

Merger of Smith Barney Biotechnology Fund into Smith Barney Health Sciences Fund



                                                                                                                   Smith Barney
                                                           Smith Barney           Smith Barney                 Health Sciences Fund
                                                        Health Sciences Fund  Biotechnology Fund   Adjustments      Pro Forma
                                                        --------------------  ------------------   ----------- --------------------
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
 (unaudited)                                                       As of                 As of
                                                               10/31/2002            10/31/2002
ASSETS:
Investments, at value (Cost -- $70,459,731 and
 $23,068,278)                                           $         60,169,556  $       16,744,481             -   $       76,914,037
Cash                                                                     215                 902             -                1,117
Receivable for fund shares sold                                      111,869              19,446             -              131,315
Dividends and interest receivable                                     49,942               4,387             -               54,329
Other receivables                                                          -               1,975             -                1,975
                                                        --------------------  ------------------   -----------  -------------------
Total Assets                                                      60,331,582          16,771,191             -           77,102,773
                                                        --------------------  ------------------   -----------  -------------------

LIABILITIES:
Payable for fund shares purchased                                     74,794              36,451             -              111,245
Distribution fees payable                                             81,041              21,648             -              102,689
Management fees payable                                               81,054               7,453             -               88,507
Accrued expenses                                                     155,018              80,371             -              235,389
                                                        --------------------  ------------------   -----------  -------------------
Total Liabilities                                                    391,907             145,923             -              537,830
                                                        --------------------  ------------------   -----------  -------------------

Net Assets                                              $         59,939,675  $       16,625,268             -   $       76,564,943
                                                        ====================  ==================   ===========  ===================


NET ASSETS:
Par value of capital shares                             $              6,181  $            3,849       ($2,134)a $            7,896
Capital paid in excess of par value                               76,315,133          42,519,876         2,134 a        118,837,143
Accumulated net investment loss                                       (4,180)             (1,328)            -               (5,508)
Accumulated net realized loss from security
 transactions                                                     (6,087,284)        (19,573,610)            -          (25,660,894)
Net unrealized depreciation of investments
 and foreign currencies                                          (10,290,175)         (6,323,519)            -          (16,613,694)
                                                        --------------------  ------------------   -----------  -------------------

Net Assets                                              $         59,939,675  $       16,625,268             -   $       76,564,943
                                                        ====================  ==================   ===========  ===================


Outstanding Shares:
-------------------
Class A                                                            1,651,079           1,008,324       447,802            2,098,881
                                                        ====================  ==================   ===========  ===================
Class B                                                            2,722,558           1,196,629       533,766            3,256,324
                                                        ====================  ==================   ===========  ===================
Class L                                                            1,807,411           1,644,206       733,411            2,540,822
                                                        ====================  ==================   ===========  ===================

Net Asset Value:
----------------
Class A (and redemption price)                          $               9.84  $             4.37                 $             9.84
                                                        ====================  ==================                ===================
Class B *                                               $               9.64  $             4.30                 $             9.64
                                                        ====================  ==================                ===================
Class L **                                              $               9.64  $             4.30                 $             9.64
                                                        ====================  ==================                ===================

Maximum Public Offering Price Per Share:
----------------------------------------
Class A (net asset value plus 5.26% of net asset
 value per share)                                       $              10.36  $             4.60                 $            10.36
                                                        ====================  ==================                ===================
Class L (net asset value plus 1.01% of net asset
 value per share)                                       $               9.74  $             4.34                 $             9.74
                                                        ====================  ==================                ===================
-----------------------------------------------------------------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed less than one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.
See accompanying notes to unaudited pro forma financial statements.

Merger of Smith Barney Biotechnology Fund into Smith Barney Health Sciences Fund


                                                                                                                    Smith Barney
                                                               Smith Barney        Smith Barney                 Health Sciences Fund
                                                           Health Sciences Fund Biotechnology Fund Adjustments       Pro Forma
                                                           -------------------- ------------------ -----------  --------------------

PRO FORMA STATEMENT OF OPERATIONS (unaudited)                For the 12 Months  For the 12 Months
                                                                   Ended              Ended
                                                                 10/31/2002        10/31/2002
INVESTMENT INCOME:
Dividends                                                        $     665,415     $      14,242            -     $     679,657
Interest                                                                 4,291             3,595            -             7,886
Less: Foreign withholding tax                                                -            (1,386)           -            (1,386)
                                                              ----------------  ----------------   ----------     -------------
      Total Investment Income                                          669,706            16,451            -           686,157
                                                              ----------------  ----------------   ----------     -------------

EXPENSES:
Management fees (Note 4)                                               587,968           213,511     ($33,712)b         767,767
Distribution fees (Note 4)                                             595,627           186,807            -           782,434
Shareholder and system servicing fees                                  147,821            43,018            -           190,839
Shareholder communications                                              49,010            27,238      (23,900)c          52,348
Registration fees                                                       39,012            18,997      (19,000)c          39,009
Custodian fees                                                          33,674            25,164            -            58,838
Directors' fees                                                         15,696            11,022      (11,000)c          15,718
Legal and auditing fees                                                 14,818            21,637      (12,000)c          24,455
Other                                                                   25,377            32,483      (10,000)c          47,860
                                                              ----------------  ----------------   ----------     -------------
      Total Expenses                                                 1,509,003           579,877     (109,612)        1,979,268

      Less: Management Fee Waiver                                            -          (115,501)     115,501 d               -

                                                              ----------------  ----------------   ----------     -------------
      Net Expenses                                                   1,509,003           464,376        5,889         1,979,268
                                                              ----------------  ----------------   ----------     -------------

NET INVESTMENT LOSS                                                   (839,297)         (447,925)      (5,889)       (1,293,111)
                                                              ================  ================   ==========     =============

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS And
FOREIGN CURRENCIES:
  Realized Gain (Loss) From:
      Security Transactions                                         (5,535,227)       (8,841,005)           -       (14,376,232)
      Foreign currency transactions                                          -             7,052            -             7,052
                                                              ----------------  ----------------   ----------     -------------
  Net Realized Loss                                                 (5,535,227)       (8,833,953)           -       (14,369,180)
                                                              ----------------  ----------------   ----------     -------------

  Change in Net Unrealized Appreciation (Depreciation)
   From:
      Security Transactions (excluding short term
       securities)                                                 (11,767,125)         (456,438)           -       (12,223,563)
      Foreign currency transactions                                          -               182            -               182
                                                              ----------------  ----------------   ----------     -------------
  Net Unrealized Depreciation                                      (11,767,125)         (456,256)           -       (12,223,381)
                                                              ----------------  ----------------   ----------     -------------

        Net Loss On Investments and Foreign Currencies             (17,302,352)       (9,290,209)           -       (26,592,561)
                                                              ----------------  ----------------   ----------     -------------

Decrease in Net Assets Resulting from Operations                  ($18,141,649)      ($9,738,134)     ($5,889)     ($27,885,672)
                                                              ================  ================   ==========     =============


(a) Reflects adjustment for difference in par value per share.
(b) Reflects recalculation of Management fees at 0.80%.
(c) Reflects adjustment to eliminate duplicate services.
(d) Reflects adjustment to management fee waiver.

See accompanying notes to unaudited pro forma financial statements.

Pro Forma Footnotes of Merger Between Smith Barney Biotechnology Fund and Smith Barney Health Sciences Fund.

October 31, 2002 (unaudited)

1.  General

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed acquisition of substantially all of the assets of the Smith Barney Biotechnology Fund, ("the Acquired Fund") by the Smith Barney Health Sciences Fund ("the Fund") in exchange for shares of the Smith Barney Health Sciences Fund and the assumption by the Fund of substantially all of the liabilities of the Acquired Fund as described elsewhere in this proxy statement/prospectus.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Acquired Fund for shares of the Fund will be treated as a tax-free reorganization and accordingly will be accounted for as a tax-free merger. The acquisition would be accomplished by an acquisition of the net assets of the Acquired Fund in exchange for shares of the Fund at net asset value. The unaudited pro forma schedule of investments and the unaudited pro forma statement of assets and liabilities have been prepared as though the acquisition had been effective on October 31, 2002. The unaudited pro forma statement of operations has been prepared as though the acquisition had been effective November 1, 2001. The unaudited pro forma financial statements are as of the annual period end of the Fund.

The accompanying pro forma financial statements should be read in conjunction with the financial statements and schedule of investments of the Acquired Fund and the Fund which are included in their respective annual reports dated October 31, 2002. The expense of the reorganization, including the cost of the proxy solicitation, will be borne by Smith Barney Fund Management LLC ("SBFM") or its affiliates.

2.  Significant Accounting Policies

The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are:

    (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization of premiums and accretion of original issue discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific identification method; (j) direct expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of relative net assets; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

3.  Pro-Forma Adjustments

The accompanying unaudited pro forma schedule of investments and pro forma financial statements reflect changes in shares and fund expenses as if the merger had taken place on November 1, 2001. Adjustments were made to reduce certain expenses for duplicated services and to reflect the investment advisory agreement as if they had been in place as of November 1, 2001.

4.  Management Agreement and Other Transactions

SBFM acts as investment manager to the Fund. SBFM is a subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a subsidiary of Citigroup Inc. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.80% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. SBFM has delegated the daily management of the Fund to Citi Fund Management Inc. ("Subadviser"), an affiliate of SBFM. For services provided to the portfolio, the manager pays the Subadviser a subadvisory fee calculated at an annual rate of 0.50% of the Fund's average daily net assets.

Citicorp Trust Bank, fsb., formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services and Primerica Shareholder Services act as the Fund's sub-transfer agents. Salomon Smith Barney Inc. and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors.

There are maximum initial sales charges of 5.00% and 1.00% for Class A shares and L shares, respectively. There is a contingent deferred sales charge (CDSC) of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

Part C

Other Information

Item 15. Indemnification -Registrant is named assured on a joint insured bond pursuant to Rule 17g-1 of the Investment Company Act of 1940. Other assureds include Smith Barney Fund Management LLC (Registrant's Manager) and affiliated investment companies. The response to this item is further incorporated by reference to Post
              - Effective Amendment No. 1 to the Registration Statement filed on May 28, 1987.

Item 16.      Exhibits

(1)(a) Registrant's Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement filed on October 27,1993 ("Post-Effective Amendment No. 12").

1(b) Articles of Amendment dated October 30, 1986 to Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 12.

1(c) Articles of Amendment dated November 17, 1989 to Articles of Incorporation are incorporated by reference to Post-Effective Amendment No.12.

1(d) Articles Supplementary dated November 5, 1992 to Articles of Incorporation are incorporated by reference to Post-Effective Amendment No.12.

1(e) Articles of Amendment dated November 19, 1992 to Articles of Incorporation are incorporated by reference to Post-Effective Amendment No.12.

1(f) Articles of Amendment dated July 30, 1993 to Articles of Incorporation are incorporated by reference to Post- Effective Amendment No.12.

1(g) Articles of Amendment dated October 14, 1994 and November 7, 1994, respectively and Articles Supplementary dated November 7, 1994 are incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement filed on December 29, 1994 ("Post- Effective Amendment No. 15").

1(h) Articles of Amendment dated December 18, 1995 to the Articles of Incorporation are incorporated by reference to Post Effective Amendment No. 20 to the Registration Statement filed on January 23, 1996 ("Post-Effective Amendment No. 20").

1(i) Articles of Amendment dated June 1, 1998 to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on December 24, 1998 ("Post-Effective Amendment No. 23").

1(j) Articles of Amendment dated November 29, 1999 to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement filed on December 1, 1999 ("Post-Effective Amendment No. 25").

1(k) Articles Supplementary dated November 29, 1999 are incorporated by reference to Post-Effective Amendment No. 25.

1(l) Certificate of Correction dated November 29, 1999 is incorporated by reference to Post-Effective Amendment No. 25.

1(m) Certificate of Correction dated November 29, 1999 is incorporated by reference to Post-Effective Amendment No. 25.

1(n) Articles Supplementary dated July 12, 2000 is incorporated by reference to Post-Effective Amendment No 30.

1(o) Articles of Amendment dated December 11, 2000 to the Articles of Incorporation is incorporated by reference to Post-Effective Amendment No. 30.

1(p)   Articles of Amendment to the Charter of the Corporation, dated
       October 4, 2001 is incorporated by reference to Post-Effective Amendment No. 31.

1(q) Articles of Amendment to the Charter of the Corporation, dated November 7, 2001 is incorporated by reference to Post-Effective Amendment No. 31.

2(a) Registrant's By-Laws are incorporated by reference to the Registration Statement.

2(b) Amendment to Registrant's By-Laws is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement filed on January 3, 1989 ("Post-Effective Amendment No. 4").

3.     Not applicable.

4. Form of Plan of Reorganization is included in Part A to the Registration Statement on Form N-14.

5 Specimen form of common stock certificate is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on December 24, 1998 ("Post-Effective Amendment No. 23").

6(a) Form of Management Agreement between the Registrant and Mutual Management Corp. (formerly known as Smith Barney Mutual Funds Management Inc.) is incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement filed on December 18, 1995 ("Post-Effective Amendment No. 19").

6(b) Form of Investment Management Agreement between the Registrant and SSB Citi Fund Management LLC ("SSB Citi") on behalf of the Financial Services Fund is incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement filed on February 11, 2000 ("Post-Effective Amendment No. 26").

6(c) Form of Investment Management Agreement between the Registrant and SSB Citi on behalf of the Health Sciences Fund is incorporated by reference to Post-Effective Amendment No. 26.

6(d) Form of Investment Management Agreement between the Registrant and SSB Citi on behalf of the Technology Fund is incorporated by reference to Post-Effective Amendment No. 26.

6(e) Form of Subadvisory Agreement between Smith Barney Sector Series Inc. on behalf of the Financial Services Fund, SSB Citi and Citibank, N.A. ("Citibank") is incorporated by reference to Post-Effective Amendment No. 26.

6(f) Form of Subadvisory Agreement between Smith Barney Sector Series Inc. on behalf of the Health Sciences Fund, SSB Citi and Citibank is incorporated by reference to Post- Effective Amendment No. 26.

6(g) Form of Subadvisory Agreement between Smith Barney Sector Series Inc. on behalf of the Technology Fund, SSB Citi and Citibank is incorporated by reference to Post- Effective Amendment No. 26.

6(h) Form of Investment Management Agreement between the Registrant and SSB Citi on behalf of the Global Biotechnology Fund is incorporated by reference to Post-Effective Amendment No. 30.

6(i) Form of Investment Management Agreement between the Registrant and SSB Citi on behalf of the Global Media and Telecommunications Fund is incorporated by reference to Post-Effective Amendment No. 30.

6(j) Form of Investment Management Agreement between the Registrant and SSB Citi on behalf of the Global Technology Fund is incorporated by reference to Post-Effective Amendment No. 30.

6(k) Form of Subadvisory Agreement between the Registrant on behalf of the Global Biotechnology Fund, SSB Citi and Citibank, N.A. ("Citibank") is incorporated by reference to Post-Effective Amendment No. 30.

6(l) Form of Subadvisory Agreement between the Registrant on behalf of the Global Media and Telecommunications Fund, SSB Citi and Citibank N.A is incorporated by reference to Post-Effective Amendment No. 30.

6(m) Form of Subadvisory Agreement between the Registrant on behalf of the Global Technology Fund, SSB Citi and Citibank is incorporated by reference to Post-Effective Amendment No. 30.

6(n) Assignment of Subadvisory Agreements between Citibank, N.A. and Citigroup Mutual Fund Management Inc., dated April 1, 2001 is incorporated by reference to Post-Effective Amendment No. 31.

6(o) Assignment of Subadvisory Agreements between Citibank, N.A. and Citigroup Asset Management Ltd dated April 1, 2001 is incorporated by reference to Post-Effective Amendment No. 31.

7(a) Distribution Agreement between the Registrant and Smith Barney Shearson Inc. is incorporated by reference to Post-Effective Amendment No. 12.

7(b) Amended Distribution Agreement between Registrant and CFBDS, Inc. is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on December 24, 1998 ("Post-Effective Amendment No. 23").

7(c) Selling Group Agreement is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement filed on February 25,1999 ("Post-Effective Amendment No. 24").

7(d) Form of Distribution Agreement between Registrant and CFBDS, Inc. is incorporated by reference to Post-Effective Amendment No. 26.

7(e) Form of Distribution Agreement between Registrant and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement filed on February 28, 2001 ("Post-Effective Amendment No. 30").

7(f) Form of Distribution Agreement between Registrant and PFS Distributors Inc. incorporated by reference to Post-Effective Amendment No. 30.

8      Not Applicable.

9(a) Form of Custodian Agreement between the Registrant and The Chase Manhattan Bank N.A. is incorporated by reference to Post-Effective Amendment No. 21 filed on February 20, 1997.

9(b) Form of Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated June 29, 2001 is incorporated by reference to Post-Effective Amendment No. 31.

10(a) Amended Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 15.

10(b) Form of Amended Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on December 24, 1998 ("Post-Effective Amendment No. 23").

10(c) Form of Amended Service and Distribution Plan pursuant to Rule 12b-1 between Smith Barney Sector Series Inc. on behalf of Financial Services Fund and Salomon Smith Barney Inc. ("Salomon Smith Barney") is incorporated by reference to Post-Effective Amendment No. 26.

10(d) Form of Amended Service and Distribution Plan pursuant to Rule 12b-1 between Smith Barney Sector Series Inc. on behalf of Health Sciences Fund and Salomon Smith Barney is incorporated by reference to Post-Effective Amendment No. 26.

10(e) Form of Amended Service and Distribution Plan pursuant to Rule 12b-1 between Smith Barney Sector Series Inc. on behalf of Technology Fund and Salomon Smith Barney is incorporated by reference to Post-Effective Amendment No. 26.

10(f) Form of Amended Service and Distribution Plan pursuant to Rule 12b-1 between Smith Barney Sector Series Inc. on behalf of Financial Services Fund, Health Sciences Fund and Technology Fund and Salomon Smith Barney is incorporated by reference to Post-Effective Amendment No. 26.

11 Opinion and consent of Counsel as to the legality of the securities being registered is filed herewith.

12 Form of Opinion of Counsel supporting tax matters and consequences to shareholders discussed in the prospectus is filed herewith.

13(a) Transfer Agency Agreement dated August 2, 1993 between the Registrant and First Data Investor Services Group is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed on December 30, 1993.

13(b) Form of Transfer Agency Agreement between the Registrant and Citi Fiduciary Trust Company is incorporated by reference to Post-Effective Amendment No. 30.

13(c) Form of Sub-Transfer Agency Agreement between the Registrant and PFPC Global Fund Services is incorporated by reference to Post-Effective Amendment No. 30.

13(d) Form of Sub-Transfer Agency Agreement between the Registrant and PFS Shareholder Services is incorporated by reference to Post-Effective Amendment No. 30.

14     Independent Auditor's Consent is filed herein.

15     Not Applicable.

16     Powers of Attorney are filed herein.

17(a)  Form of Proxy Card is filed herewith.

17(b) Annual Reports of Registrant, dated October 31, 2002 are incorporated herein by reference.

17(c) Code of Ethics is incorporated by reference to Post-Effective Amendment No. 27.

17(d)  Code of Ethics of Salomon Smith Barney, Inc. is filed herein.

17(e)  Code of Ethics of PFS Distributors, Inc. is filed herein.

ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public offering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other terms of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statements and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be determined to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

--------
SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 as amended, this Registration Statement has been signed on behalf of the Registrant, by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 29th day of January, 2003.

SMITH BARNEY SECTOR SERIES INC.

By: /s/ R. Jay Gerken
    R. Jay Gerken
    Chairman of the Board,
    President and Chief Executive Officer



Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and as of the dates indicated.

Signature                               Title                         Date


/s/R. Jay Gerken            Chairman of the Board,              January 29, 2003
R. Jay Gerken               President and Chief Executive
                            Officer


/s/ Richard Peteka          Treasurer and                       January 29, 2003
Richard Peteka              Chief Financial and Accounting
                            Officer

/s/Herbert Barg*                       Director                 January 29, 2003
Herbert Barg


/s/Dwight B. Crane*                    Director                 January 29, 2003
Dwight B. Crane


/s/Burt N. Dorsett*                    Director                 January 29, 2003
Burt N. Dorsett


/s/Elliot S. Jaffe*                    Director                 January 29, 2003
Elliot S. Jaffe


/s/Stephen E. Kaufman*                 Director                 January 29, 2003
Stephen E. Kaufman


/s/Joseph J. McCann*                   Director                 January 29, 2003
Joseph J. McCann


/s/Cornelius C. Rose, Jr.*             Director                 January 29, 2003
Cornelius C. Rose, Jr.

Signed by R. Jay Gerken their duly authorized attorney-in-fact, pursuant to power of attorney dated September 27, 2002.

We, the undersigned, hereby severally constitute and appoint R. Jay Gerken, Christina T. Sydor, Lewis E. Daidone, Richard Peteka and Michael Kocur and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our hands and in the capacities indicated below, any and all Registration Statements on behalf of the Smith Barney Sector Series Inc. including any and all Amendments thereto and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full authority and power to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

       WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the following persons in the capacities and as of the dates indicated.

            Signature:                   Title:                      Date:
            ----------                   ------                      -----

/s/R. Jay Gerken               Chairman of the Board          September 20, 2002
-------------------------      (Chief Executive Officer)
R. Jay Gerken


/s/Richard Peteka              Treasurer (Chief Financial     September 20, 2002
-------------------------      and Accounting Officer)
Richard Peteka

            Signature:                       Title:                Date:
            ----------                       ------                -----

 /s/Herbert Barg                            Director         September 20, 2002
-------------------------------
 Herbert Barg

 /s/Alfred J. Bianchetti                    Director         September 20, 2002
-------------------------------
 Alfred J. Bianchetti

 /s/Dwight B. Crane                         Director         September 20, 2002
-------------------------------
 Dwight B. Crane

 /s/Burt N. Dorsett                         Director         September 20, 2002
-------------------------------
 Burt N. Dorsett

 /s/Elliot S. Jaffe                         Director         September 20, 2002
-------------------------------
 Elliot S. Jaffe

 /s/Stephen E. Kaufman                      Director         September 20, 2002
-------------------------------
 Stephen E. Kaufman

 /s/Joseph J. McCann                        Director         September 20, 2002
-------------------------------
 Joseph J. McCann

 /s/Cornelius C. Rose, Jr.                  Director         September 20, 2002
-------------------------------
 Cornelius C. Rose, Jr.

EXHIBIT INDEX

Exhibit No.  Exhibit

11(a)        Opinion and consent of Counsel as to the legality of the securities being registered
12           Form of Opinion of Counsel supporting tax matters and consequences to shareholders discussed in the prospectus
14           Independent Auditor's Consent
17           Proxy Card
17(d)        Code of Ethics--Salomon Smith Barney Inc.
17(e)        Code of Ethics--PFS Distributors, Inc.